UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2013

Structured Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
Structured Tax-Managed Equity
Structured International Tax-Managed Equity

Goldman Sachs Structured Tax-Advantaged Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	STRUCTURED TAX-MANAGED EQUITY

■	STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Equity Dividend and Premium Funds	6

Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	7

Investment Process — Global Structured Tax-Managed	17

Portfolio Management Discussions and Performance Summaries — Structured Tax-Managed Funds	18

Schedules of Investments	28

Financial Statements	48

Financial Highlights	52

Notes to the Financial Statements	60

Other Information	80

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs Structured Tax-Managed Equity Fund invests in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets investments may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs Structured International Tax-Managed Equity Fund invests primarily in international equity securities. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

MARKET REVIEW

Goldman Sachs Structured Tax-Advantaged Equity Funds

Market Review

The U.S. and international equity markets generated positive returns during the six months ended June 30, 2013 (the “Reporting Period”).

U.S. Equity Markets

U.S. equities, as represented by the S&P® 500 Index, extended their rally from 2012 with a strong first quarter in 2013. Indeed, the S&P® 500 Index finished the first quarter of 2013 with significant gains, making a five-year high during these months. The Dow Jones Industrial Average also hit a new record high during the first calendar quarter.

Despite the overhang of automatic spending cuts, or sequestration, that went into effect in March 2013, U.S. equity markets reflected a variety of improving economic indicators. Strong momentum in the housing market continued, as the Case-Shiller Index of house prices rose 8.1% in January 2013, year-over-year the fastest pace since mid-2006. The employment picture also improved, with the unemployment rate dropping to 7.7%. Strong retail sales suggested consumers may have been feeling the effects of better housing and labor market conditions.

After a strong start to the second quarter of 2013, bullish sentiment began to fade, and the U.S. equity rally halted in mid-May 2013 when Federal Reserve (“Fed”) Chair Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases. U.S. equity markets reacted negatively again in June to news the slowing of the asset purchase program could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected. U.S. equity markets calmed toward the end of the month as a downward revision of first quarter Gross Domestic Product (“GDP”) from 2.4% to 1.8% supported reassurance from the Fed that it would only begin reducing asset purchases if the economy was clearly on track. Still, the S&P® 500 Index declined modestly in June 2013, ending seven consecutive months of gains and muting returns for the quarter as a whole. Even with that, both the S&P® 500 Index and the Dow Jones Industrial Average made fresh record highs, fueled by the continued strong rebound in house prices during the second calendar quarter, and returns for the Reporting Period overall were still significantly up.

For the Reporting Period as a whole, all ten sectors within the S&P® 500 Index posted gains. Health care did best, followed closely by consumer discretionary and financials. Conversely, materials performed worst, as commodity prices were volatile in part due to a slowing Chinese economy. Information technology, utilities, telecommunication services and energy were also comparatively weak, though still producing positive returns.

All segments of the U.S. equity market advanced during the Reporting Period, with small-cap stocks, as measured by the Russell 2000® Index gaining most, followed by mid-cap stocks and then large-cap stocks, as measured by the Russell Midcap® Index and the Russell 1000® Index, respectively. From a style perspective, value-oriented stocks solidly outpaced growth-oriented stocks in the large-cap and mid-cap segments of the U.S. equity market; however, growth stocks substantially outperformed value stocks in the small-cap segment of the U.S. equity market. (All as measured by the Russell Investments indices.)

MARKET REVIEW

International Equity Markets

European equity markets managed gains during the Reporting Period, despite a banking crisis in Cyprus and further economic contraction in the Eurozone. Strong performance by the Japanese equity market dominated returns for the Reporting Period but was partially offset by weaker returns for the Asia ex-Japan region, where such returns were exaggerated by depreciating currencies. The yen weakened to its lowest level against the U.S. dollar since mid-2009 on expectations the new head of the Bank of Japan will aggressively pursue a 2% inflation target. Japanese equities hit a five-year high during May 2013 before taking a sharp turn down with a number of other global equity markets.

In mid-May 2013, Fed Chair Bernanke announced the potential “tapering” of the pace of quantitative easing asset purchases, which led to a virtual halt in the broad global equity market rally. International equity markets reacted negatively again in June 2013 to news the slowing of the asset purchase program could begin later this year, with the program ending by the middle of 2014 if the economy grows as expected.

In China, a sharp spike in interbank lending rates in June 2013 further pressured global equity markets. Concerns that tighter monetary conditions would exacerbate an already slowing Chinese economy weakened commodity prices.

Largely as a result of concerns about slowing demand from China and its impact on commodities, the materials and energy sectors were the only sectors in the MSCI EAFE Index to post negative returns during the Reporting Period as a whole. The consumer discretionary and health care sectors posted the best performance.

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

MARKET REVIEW

Changes to Quantitative Investment Strategies Team

After 33 years of distinguished service, Don Mulvihill, CIO of Customized Beta Strategies within the Quantitative Investment Strategies (“QIS”) team, decided to retire from the firm at the end of June 2013. Gary Chropuvka assumed Mr. Mulvihill’s role as Head of the Customized Beta Strategies business, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. Mr. Chropuvka brings extensive experience having joined QIS in 1999 with Mr. Mulvihill to manage the team’s tax-efficient investment strategies. All of Mr. Mulvihill’s direct investment responsibilities were performed within a co-lead or team leadership structure and follow processes that provide continuity in day-to-day investment decision-making in each portfolio.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities, and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■	We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■	The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains.

[1]Dividends	are not guaranteed and a company’s future ability to pay dividends may be limited.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 11.06%, 10.58%, 11.30% and 11.21%, respectively. These returns compare to the 13.82% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same period. The Barclays U.S. Aggregate Bond Index returned -2.44%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options on the S&P 500 Index detracted from the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection overall contributed positively to the Fund’s relative performance. The Fund benefited from its stock selection in the information technology, industrials, financials, consumer staples and energy sectors. Stock picks in the health care, telecommunication services, materials, utilities and consumer discretionary sectors dampened relative results.

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the S&P 500 Index appreciated, and thus the Fund’s call writing detracted from performance.

We seek to generate a 4% annual return through the premiums received through the Fund’s call writing. In our efforts to accomplish this, we write call options covering up to 40% of the total value of the Fund’s stock portfolio.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been 20.97% compared to the realized volatility of the S&P 500 Index of 22.40%. During the Reporting Period, the realized daily volatility of the Fund was 12.12% compared to the realized volatility of the S&P 500 Index of 12.37%.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500 Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 3.03% compared to 2.18% for the S&P 500 Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the S&P 500 Index, the Fund benefited from overweighted positions in aerospace company Lockheed Martin, technology firm Hewlett-Packard and financial services company Prudential Financial.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500 Index, the Fund’s returns were hurt by overweighted positions in mining company Southern Copper, pharmaceutical maker Pfizer and integrated communications company CenturyLink.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index call options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of June 30, 2013

PERFORMANCE REVIEW
January 1, 2013– June 30, 2013	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]	Barclays U.S. Aggregate Bond Index[3]
Class A	11.06%	13.82%	-2.44%
Class C	10.58	13.82	-2.44
Institutional	11.30	13.82	-2.44
Class IR	11.21	13.82	-2.44

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage- backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	8.60%	5.35%	4.47%	8/31/05
Class C	13.11	5.74	4.42	8/31/05
Institutional	15.45	6.96	5.64	8/31/05
Class IR	15.27	N/A	15.89	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds. com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.20%	1.22%
Class C	1.95	1.97
Institutional	0.80	0.82
Class IR	0.95	0.97

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/13[6]
Class A Shares	One Year	Five Years	Since Inception (8/31/05)
Returns before taxes*	8.60%	5.35%	4.47%
Returns after taxes on distributions**	6.89	4.68	3.72
Returns after taxes on distributions*** and sale of Fund shares	6.37	4.23	3.65

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/13[7]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.0%	Technology Hardware & Equipment
Microsoft Corp.	3.0	Software & Services
JPMorgan Chase & Co.	2.4	Diversified Financials
Pfizer, Inc.	2.3	Pharmaceuticals, Biotechnology & Life Sciences
General Electric Co.	2.3	Capital Goods
The Procter & Gamble Co.	2.2	Household & Personal Products
Cisco Systems, Inc.	2.0	Technology Hardware & Equipment
Merck & Co., Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Exxon Mobil Corp.	1.8	Energy
The Home Depot, Inc.	1.7	Retailing

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2013

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 0.47%, 0.00%, 0.68% and 0.61%, respectively. These returns compare to the 4.10% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested). The Barclays Global Aggregate Bond Index returned -4.83%. Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	The sale of call options detracted from the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Security selection also hampered the Fund’s relative performance. Our stock picks in the consumer staples, industrials, utilities, telecommunication services and consumer discretionary sectors dampened returns versus the MSCI EAFE Index. Stock picks in the energy, materials, information technology, financials and health care sectors added to relative results.
Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the MSCI EAFE Index appreciated, and thus the Fund’s call writing hurt performance.

We seek to generate a 4% annual return through the premiums received through the Fund’s call writing. In our efforts to accomplish this, we write call options covering up to 40% of the total value of the Fund’s stock portfolio.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been 23.11% compared to the realized volatility of the MSCI EAFE Index of 24.20%. During the Reporting Period, realized daily volatility of the Fund was 13.33% compared to the realized volatility of the MSCI EAFE Index of 13.80%.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 4.66% compared to 3.48% for the MSCI EAFE Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

PORTFOLIO RESULTS

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Fund performance was hampered by overweighted positions relative to the MSCI EAFE Index in Rio Tinto, a British-Australian metals and mining company; RWE, a German electric, gas and water utility; and Banco Santander, a Spanish bank holding company.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Relative to the MSCI EAFE Index, the Fund benefited from overweighted positions in National Australia Bank, an international banking group based in Australia; Lonza Group, a Swiss chemicals and biotechnology company; and Mizuho Financial Group, a Japanese bank holding company.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index call options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund

as of June 30, 2013

PERFORMANCE REVIEW
January 1, 2013– June 30, 2013	Fund Total Return (based on Nav)[1]	MSCI EAFE (Net) Index (unhedged)[2]	Barclays Global Aggregate Bond Index[3]
Class A	0.47%	4.10%	-4.83%
Class C	0.00	4.10	-4.83
Institutional	0.68	4.10	-4.83
Class IR	0.61	4.10	-4.83

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflects the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (unhedged and net of dividend withholding taxes) is an unmanaged market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]	The Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage- backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	7.61%	-2.09%	-3.05%	1/31/08
Class C	12.12	-1.97	-2.99	1/31/08
Institutional	14.49	-0.86	-1.87	1/31/08
Class IR	14.19	NA	5.95	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.37%	1.37%
Class C	2.11	2.11
Institutional	0.95	0.95
Class IR	1.10	1.10

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/13[6]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	7.61%	-2.09%	-3.05%
Returns after taxes on distributions**	6.78	-2.54	-3.50
Returns after taxes on distributions*** and sale of Fund shares	4.95	-1.23	-1.91

[6]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/13[7]
Company	% of Net Assets	Line of Business
HSBC Holdings PLC	2.8	Banks
BP PLC ADR	2.7	Energy
Nestle SA (Registered)	2.5	Food, Beverage & Tobacco
Total SA	2.4	Energy
Roche Holding AG	2.3	Pharmaceuticals, Biotechnology & Life Sciences
Banco Santander SA	2.1	Banks
AstraZeneca PLC	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Commonwealth Bank of	1.5	Banks
Australia
Rio Tinto PLC	1.4	Materials
Swedbank AB Class A	1.3	Banks

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2013

[8]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global Structured Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund and Structured International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Structured Tax-Management Investment Process

The Goldman Sachs Global Structured Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs Structured Tax-Managed Equity Fund and the Goldman Sachs Structured International Tax-Managed Equity Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■	Comprehensive

■	Rigorous

■	Objective
■	Extensive

■	Fundamental

■	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

■	Benchmark driven

■	Sector and size neutral

■	Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio

■	Broad access to the total U.S. and international equity markets

■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

Structured Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 15.11%, 14.66%, 14.61%, 15.35%, 15.11% and 15.24%, respectively. These returns compare to the 14.06% cumulative total return of the Fund’s benchmark, the Russell 3000® Index (with dividends reinvested) (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, largely because of our quantitative model. Security selection also added to the Fund’s relative returns during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our six investment themes — Momentum, Valuation and Sentiment — enhanced the Fund’s relative performance. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Management, Profitability and Quality detracted from relative results during the Reporting Period. Our Management theme assesses the characteristics, policies and strategic decisions of company management, while Profitability assesses whether a company is earning more than its cost of capital. Quality assesses both firm and management quality.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, our security selection added to the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A

Stock picks in the consumer staples, industrials and health care sectors contributed positively to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions in chicken producer Pilgrim’s Pride; real estate information marketplace Zillow;

PORTFOLIO RESULTS

and biotechnology company Vertex Pharmaceuticals. We adopted the overweight in Pilgrim’s Pride because of our positive view on Sentiment. The overweights in Zillow and Vertex Pharmaceuticals were the result of our positive views on Momentum and Profitability.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Security selection in the consumer discretionary, financials and telecommunication services sectors detracted from relative performance. The Fund was hurt by overweighted positions in Greenhill & Co., an investment banking services provider; Altisource Portfolio Solutions, a real estate and mortgage portfolio management provider; and American Tower, a real estate investment trust focused on wireless and broadcast communications infrastructure. We chose to overweight Greenhill & Co. and Altisource Portfolio Solutions because of our positive views of Momentum and Profitability. Our positive view on Valuation led us to overweight American Tower.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no enhancements to our quantitative model in the first quarter of 2013. In the second calendar quarter, we implemented enhancements to our Valuation theme through the introduction of more industry-specific models, including a model tailored to the banking industry. We expect these industry-specific models to help us capture industry-specific dynamics and local knowledge while allowing us to maintain our systematic approach.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was modestly overweight relative to the Index in the health care, industrials, financials and energy sectors. It was underweight compared to the Index in consumer staples, information technology, utilities, materials, telecommunication services and consumer discretionary at the end of the Reporting Period.

FUND BASICS

Structured Tax-Managed Equity Fund

as of June 30, 2013

PERFORMANCE REVIEW
January 1, 2013–June 30, 2013	Fund Total Return (based on NAV)[1]	Russell 3000 Index[2]
Class A	15.11%	14.06%
Class B	14.66	14.06
Class C	14.61	14.06
Institutional	15.35	14.06
Service	15.11	14.06
Class IR	15.24	14.06

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000 Index (with dividends reinvested) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.46%	5.00%	6.69%	2.18%	4/3/00
Class B	16.27	5.04	6.62	2.14	4/3/00
Class C	20.21	5.39	6.49	1.84	4/3/00
Institutional	22.57	6.62	7.73	3.03	4/3/00
Service	22.10	6.09	7.19	2.52	4/3/00
Class IR	22.45	N/A	N/A	20.29	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.23%
Class B	1.94	1.98
Class C	1.93	1.97
Institutional	0.78	0.82
Service	1.28	1.32
Class IR	0.93	0.97

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/13[5]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/3/00)
Returns before taxes*	15.46%	5.00%	6.69%	2.18%
Returns after taxes on distributions**	15.27	4.85	6.58	2.10
Returns after taxes on distributions*** and sale of Fund shares	9.04	3.95	5.44	1.72

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDING S AS OF 6/30/13[6]
Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	2.9%	Energy
Johnson & Johnson	2.2	Pharmaceuticals, Biotechnology & Life Sciences
AT&T, Inc.	2.1	Telecommunication Services
JPMorgan Chase & Co.	2.0	Diversified Financials
Pfizer, Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
International Business Machines Corp.	1.9	Software & Services
Google, Inc. Class A	1.9	Software & Services
Apple, Inc.	1.9	Technology Hardware & Equipment
Berkshire Hathaway, Inc. Class B	1.6	Insurance
Merck & Co., Inc.	1.5	Pharmaceuticals, Biotechnology & Life Sciences

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2013

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 5.2% of the Fund’s net assets at June 30, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Structured International Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, 4.46%, 4.11%, 4.61% and 4.44%, respectively. These returns compare to the 4.10% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged, with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, largely as a result of our quantitative model. Security selection also added to Fund’s relative returns during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes — Momentum, Sentiment, Valuation and Quality — contributed positively to the Fund’s relative performance. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality theme assesses both firm and management quality.

The Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from the Fund’s relative results during the Reporting Period. Profitability had a relatively neutral impact on Fund returns. Profitability assesses whether a company is earning more than its cost of capital.

Q	How did the Fund sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, security selection added to relative returns.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A

Security selection in the financials, industrials and materials sectors contributed most positively to relative results. The Fund benefited from overweighted positions in London- headquartered easyJet Airline Company; Spanish transaction processor for the global travel and tourism industry Amadeus IT Group; and Dutch multinational banking and financial services corporation ING Groep. We chose to overweight easyJet Airline Company because of our positive views

PORTFOLIO RESULTS

on Momentum and Sentiment. The Fund’s overweight in Amadeus IT Group was the result of our positive views on Profitability and Momentum. We adopted the overweight in ING Groep as a result of our positive views on Momentum and Valuation.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Stock picks in the energy and utilities sectors detracted most from relative performance. The Fund was hampered by overweighted positions in Deutsche Bank, a German global banking and financial services firm; Petrofac, a U.K.-based provider of facilities services to the oil, gas and energy production and processing industries; and Enel, an Italian power company. The Fund was overweight Deutsche Bank because of our positive views on Valuation and Momentum, while we assumed the overweight in Petrofac because of our positive views on Momentum and Management. The overweight in Enel was the result of our positive views on Valuation and Management.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no enhancements to our quantitative model in the first quarter of 2013. In the second calendar quarter, we implemented enhancements to our investment themes across multiple regions. We extended our Momentum theme in Canada and the Far East by better accounting for annual cyclicality. In Japan, we improved our measure of Sentiment by identifying investment trends through natural language processing. In Europe, we implemented enhancements to our Quality theme that were previously introduced in other regions, including measures of solvency, earnings quality and capital investment. Across all regions, we expanded the Sentiment theme by incorporating elements of behavioral economics and prospect theory that should help us identify structural misvaluations within equities.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the consumer discretionary, health care, financials and information technology sectors. It was underweight utilities, telecommunication services, materials, industrials and energy. The Fund was relatively neutrally weighted compared to the Index in the consumer staples sector at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight relative to the Index in France, Norway, Japan, Italy and Spain. Compared to the Index, it was underweight the U.K., Germany, Switzerland, Australia, Sweden, Finland, the Netherlands, Ireland, Austria and Denmark. The Fund was relatively neutrally weighted compared to the Index in Portugal, Hong Kong, New Zealand, Singapore, Israel, Greece and Belgium at the end of the Reporting Period.

FUND BASICS

Structured International Tax-Managed Equity Fund

as of June 30, 2013

PERFORMANCE REVIEW
January 1, 2013–June 30, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]
Class A	4.46%	4.10%
Class C	4.11	4.10
Institutional	4.61	4.10
Class IR	4.44	4.10

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI EAFE Index (net, unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/13	One Year	Five Years	Since Inception	Inception Date
Class A	12.55%	-2.90%	-3.08%	1/31/08
Class C	17.33	-2.54	-2.79	1/31/08
Institutional	19.60	-1.42	-1.68	1/31/08
Class IR	19.36	NA	8.58	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.40%	1.59%
Class C	2.11	2.30
Institutional	0.98	1.17
Class IR	1.17	1.36

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/13[5]
Class A Shares	One Year	Five Years	Since Inception (1/31/08)
Returns before taxes*	12.55%	-2.90%	-3.08%
Returns after taxes on distributions**	12.13	-3.16	-3.31
Returns after taxes on distributions*** and sale of Fund shares	7.75	-2.00	-2.14

[5]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/13[6]
Holding	% of Total Net Assets	Line of Business
Sanofi	2.0%	Pharmaceuticals, Biotechnology & Life Sciences
GlaxoSmithKline PLC ADR	1.8	Pharmaceuticals, Biotechnology & Life Sciences
Amadeus IT Holding SA Class A	1.7	Software & Services
Legrand SA	1.7	Capital Goods
British American Tobacco PLC	1.6	Food, Beverage & Tobacco
BASF SE	1.5	Materials
SES SA FDR	1.5	Media
Nordea Bank AB	1.5	Banks
Compagnie Generale des	1.4	Automobiles & Components
Etablissements Michelin Class B
HSBC Holdings PLC	1.4	Banks

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2013

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at June 30, 2013. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 98.2%
Automobiles & Components – 2.0%
1,164,600	Ford Motor Co.	$18,016,362
199,800	Johnson Controls, Inc.	7,150,842

		25,167,204

Banks – 3.8%
264,301	First Niagara Financial Group, Inc.	2,661,512
136,200	Hudson City Bancorp, Inc.	1,247,592
1,053,900	New York Community Bancorp, Inc.	14,754,600
783,800	Valley National Bancorp	7,422,586
516,300	Wells Fargo & Co.(a)	21,307,701

		47,393,991

Capital Goods – 7.6%
67,300	3M Co.	7,359,255
118,300	Caterpillar, Inc.	9,758,567
37,300	Deere & Co.	3,030,625
118,100	Eaton Corp. PLC	7,772,161
231,200	Emerson Electric Co.	12,609,648
7,700	GATX Corp.	365,211
1,231,150	General Electric Co.(b)	28,550,369
34,700	Honeywell International, Inc.	2,753,098
6,000	Hubbell, Inc. Class B	594,000
158,500	Lockheed Martin Corp.	17,190,910
53,000	The Boeing Co.(a)	5,429,320

		95,413,164

Commercial & Professional Services – 1.4%
16,000	Manpowergroup, Inc.	876,800
541,200	Pitney Bowes, Inc.	7,944,816
663,800	R.R. Donnelley & Sons Co.	9,299,838

		18,121,454

Consumer Durables & Apparel – 0.5%
48,400	Garmin Ltd.	1,750,144
33,600	NIKE, Inc. Class B	2,139,648
110,300	PulteGroup, Inc.*	2,092,391

		5,982,183

Consumer Services – 3.2%
185,100	Carnival Corp.	6,347,079
166,600	Las Vegas Sands Corp.	8,818,138
68,300	McDonald’s Corp.	6,761,700
127,300	Starwood Hotels & Resorts Worldwide, Inc.	8,044,087
78,000	Wynn Resorts Ltd.	9,984,000

		39,955,004

Diversified Financials – 6.1%
89,300	Ameriprise Financial, Inc.	7,222,584
972,581	Bank of America Corp.	12,507,392
59,700	BlackRock, Inc.	15,333,945
40,400	Capital One Financial Corp.	2,537,524
215,000	Federated Investors, Inc. Class B	5,893,150

Common Stocks – (continued)
Diversified Financials – (continued)
570,800	JPMorgan Chase & Co.	$30,132,532
116,700	The Bank of New York Mellon Corp.	3,273,435

		76,900,562

Energy – 10.7%
171,700	Chevron Corp.(b)	20,318,978
316,400	ConocoPhillips	19,142,200
251,500	Exxon Mobil Corp.(a)	22,723,025
26,900	Golar LNG Ltd.	857,841
390,600	Kinder Morgan, Inc.	14,901,390
162,600	Occidental Petroleum Corp.	14,508,798
175,600	Schlumberger Ltd.	12,583,496
443,200	Spectra Energy Corp.	15,272,672
444,300	The Williams Companies, Inc.	14,426,421

		134,734,821

Food & Staples Retailing – 2.1%
82,200	Costco Wholesale Corp.(a)	9,088,854
181,500	CVS Caremark Corp.	10,378,170
87,700	Wal-Mart Stores, Inc.	6,532,773

		25,999,797

Food, Beverage & Tobacco – 4.9%
533,800	Altria Group, Inc.	18,677,662
27,500	Hillshire Brands Co.	909,700
179,400	Kellogg Co.	11,522,862
241,800	Kraft Foods Group, Inc.	13,509,366
141,400	PepsiCo, Inc.	11,565,106
35,300	Philip Morris International, Inc.	3,057,686
53,700	The Coca-Cola Co.(a)	2,153,907

		61,396,289

Health Care Equipment & Services – 3.1%
202,500	Baxter International, Inc.	14,027,175
104,900	HCA Holdings, Inc.	3,782,694
279,100	Medtronic, Inc.	14,365,277
7,900	Omnicare, Inc.	376,909
6,500	Teleflex, Inc.	503,685
92,300	UnitedHealth Group, Inc.	6,043,804

		39,099,544

Household & Personal Products – 2.6%
29,800	Church & Dwight Co., Inc.	1,838,958
32,600	Kimberly-Clark Corp.	3,166,764
357,700	The Procter & Gamble Co.(a)	27,539,323

		32,545,045

Insurance – 4.7%
118,400	Aflac, Inc.(a)	6,881,408
168,000	Mercury General Corp.	7,385,280
304,400	MetLife, Inc.	13,929,344
971,600	Old Republic International Corp.(a)	12,504,492

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
202,900	Prudential Financial, Inc.	$14,817,787
59,200	StanCorp Financial Group, Inc.	2,925,072

		58,443,383

Materials – 4.0%
536,600	Freeport-McMoRan Copper & Gold, Inc.	14,815,526
80,800	International Paper Co.	3,580,248
106,400	LyondellBasell Industries NV Class A	7,050,064
43,800	Newmont Mining Corp.	1,311,810
12,300	Packaging Corp. of America	602,208
255,957	Southern Copper Corp.	7,069,532
496,700	The Dow Chemical Co.	15,978,839

		50,408,227

Media – 2.3%
390,200	Cablevision Systems Corp. Class A	6,563,164
216,700	Comcast Corp. Class A	9,075,396
32,600	DISH Network Corp. Class A	1,386,152
215,300	Thomson Reuters Corp.	7,012,321
95,300	Time Warner, Inc.	5,510,246

		29,547,279

Pharmaceuticals, Biotechnology & Life Sciences – 8.5%
218,200	AbbVie, Inc.	9,020,388
49,500	Agilent Technologies, Inc.	2,116,620
63,400	Amgen, Inc.	6,255,044
339,700	Eli Lilly & Co.	16,686,064
154,200	Gilead Sciences, Inc.*	7,896,582
114,400	Johnson & Johnson	9,822,384
538,250	Merck & Co., Inc.	25,001,713
1,032,500	Pfizer, Inc.(a)	28,920,325
3,700	Regeneron Pharmaceuticals, Inc.*	832,056

		106,551,176

Real Estate Investment Trust – 1.5%
77,701	Duke Realty Corp.	1,211,364
16,600	Extra Space Storage, Inc.	696,038
142,101	Prologis, Inc.	5,360,029
57,101	Ventas, Inc.	3,966,227
33,100	Vornado Realty Trust	2,742,335
152,800	Weyerhaeuser Co.	4,353,272

		18,329,265

Retailing – 3.3%
56,200	L Brands, Inc.	2,767,850
144,000	Lowe’s Companies, Inc.	5,889,600
138,500	Macy’s, Inc.	6,648,000
27,300	Target Corp.	1,879,878
55,700	The Gap, Inc.	2,324,361
275,600	The Home Depot, Inc.	21,350,732

		40,860,421

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 3.4%
162,900	Analog Devices, Inc.	$7,340,274
484,200	Applied Materials, Inc.	7,219,422
802,700	Intel Corp.	19,441,394
111,500	Maxim Integrated Products, Inc.	3,097,470
134,700	Microchip Technology, Inc.	5,017,575

		42,116,135

Software & Services – 7.0%
160,000	Accenture PLC Class A	11,513,600
149,800	Automatic Data Processing, Inc.	10,315,228
318,100	CA, Inc.	9,107,203
80,700	Compuware Corp.	835,245
84,100	eBay, Inc.*	4,349,652
7,500	Google, Inc. Class A*	6,602,775
32,700	International Business Machines Corp.	6,249,297
26,100	Lender Processing Services, Inc.	844,335
1,095,150	Microsoft Corp.(a)(b)	37,815,529
10,100	NetSuite, Inc.*	926,574

		88,559,438

Technology Hardware & Equipment – 6.4%
96,500	Apple, Inc.(a)(b)	38,221,720
1,035,700	Cisco Systems, Inc.	25,177,867
53,900	Diebold, Inc.	1,815,891
409,200	Hewlett-Packard Co.	10,148,160
39,300	Lexmark International, Inc. Class A	1,201,401
169,700	Molex, Inc. Class A	4,218,742

		80,783,781

Telecommunication Services – 3.9%
598,428	AT&T, Inc.(a)(b)	21,184,351
412,200	CenturyLink, Inc.	14,571,270
1,530,101	Frontier Communications Corp.	6,196,909
845,400	Windstream Corp.	6,518,034

		48,470,564

Transportation – 1.0%
10,500	Con-way, Inc.	409,080
167,800	CSX Corp.	3,891,282
5,300	J.B. Hunt Transport Services, Inc.	382,872
43,900	Union Pacific Corp.	6,772,892
20,300	United Parcel Service, Inc. Class B	1,755,544

		13,211,670

Utilities – 4.2%
75,600	Ameren Corp.	2,603,664
50,300	Dominion Resources, Inc.	2,858,046
224,700	Duke Energy Corp.	15,167,250
44,100	Entergy Corp.	3,072,888
198,900	Exelon Corp.	6,142,032
322,000	FirstEnergy Corp.	12,023,480

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
459,900	TECO Energy, Inc.	$7,905,681
79,500	The Southern Co.	3,508,335

		53,281,376

TOTAL INVESTMENTS – 98.2%
(Cost $1,170,796,645)		$1,233,271,773

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		22,286,471

NET ASSETS – 100.0%		$1,255,558,244

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	312	September 2013	$24,949,080	$51,409

WRITTEN OPTIONS CONTRACTS — At June 30, 2013, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Rate	Expiration Month	Value
S&P 500 Index	3,156	$1,610	September 2013	$(14,517,600)
(Premiums Received $11,992,800)

For the six months ended June 30, 2013, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2012	3,101	$8,772,729
Contracts written	6,441	21,273,930
Contracts bought to close	(6,386)	(18,053,859)
Contracts Outstanding June 30, 2013	3,156	$11,992,800

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 96.5%
Australia – 8.0%
4,429	Australia & New Zealand Banking Group Ltd. (Banks)	$114,952
64,163	Bendigo and Adelaide Bank Ltd. (Banks)	588,362
130,867	BHP Billiton Ltd. (Materials)	3,766,721
88,939	Commonwealth Bank of Australia (Banks)	5,598,363
460,363	Dexus Property Group (REIT)	448,946
157,650	Federation Centres Ltd. (REIT)	341,678
328,641	GPT Group (REIT)	1,153,964
273,837	Iluka Resources Ltd. (Materials)	2,467,846
1,131,767	Metcash Ltd. (Food & Staples Retailing)	3,630,710
90,430	National Australia Bank Ltd. (Banks)	2,446,128
92,559	Origin Energy Ltd. (Energy)	1,060,669
6,016	Rio Tinto Ltd. (Materials)	288,136
844,588	Tatts Group Ltd. (Consumer Services)	2,439,739
184,405	Telstra Corp. Ltd. (Telecommunication Services)	804,449
297,418	Toll Holdings Ltd. (Transportation)	1,439,468
142,954	Westpac Banking Corp. (Banks)	3,753,241

		30,343,372

Belgium – 1.7%
45,353	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)(a)	4,083,276
49,812	Belgacom SA (Telecommunication Services)	1,115,297
7,851	Delhaize Group SA (Food & Staples Retailing)	485,368
13,433	Telenet Group Holding NV (Media)	616,523
4,914	Umicore SA (Materials)	204,053

		6,504,517

China – 0.3%
33,000	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	186,358
1,635,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	1,067,138

		1,253,496

Denmark – 0.5%
10,740	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,669,667

Finland – 1.8%
29,669	Elisa Oyj (Telecommunication Services)	579,666
4,556	Kesko Oyj Class B (Food & Staples Retailing)	126,562
54,361	Metso Oyj (Capital Goods)	1,841,365
632,069	Nokia Oyj (Technology Hardware & Equipment)*	2,356,315
67,853	Orion Oyj Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,589,935

Common Stocks – (continued)
Finland – (continued)
4,928	Pohjola Bank PLC Class A (Diversified Financials)	$72,420

		6,566,263

France – 8.5%
4,925	Casino Guichard Perrachon SA (Food & Staples Retailing)	461,429
38,286	CNP Assurances (Insurance)	549,712
37,638	Compagnie de Saint-Gobain (Capital Goods)	1,525,094
5,124	Essilor International SA (Health Care Equipment & Services)	545,900
217,745	France Telecom SA (Telecommunication Services)(a)	2,061,916
60,680	GDF Suez (Utilities)	1,190,228
11,273	Imerys SA (Materials)	692,157
9,504	Lafarge SA (Materials)	584,400
13,410	L’Oreal SA (Household & Personal Products)	2,204,396
11,045	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	1,793,205
12,785	Pernod-Ricard SA (Food, Beverage & Tobacco)	1,419,058
11,133	Peugeot SA (Automobiles & Components)*	91,825
30,201	Rexel SA (Capital Goods)	680,452
13,851	Safran SA (Capital Goods)	723,111
25,079	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	2,592,682
23,946	Schneider Electric SA (Capital Goods)	1,739,120
12,440	Societe Generale SA (Banks)	428,129
185,622	Total SA (Energy)(a)	9,066,373
6,018	Unibail-Rodamco SE (REIT)	1,401,624
113,132	Vivendi SA (Telecommunication Services)(a)	2,144,035

		31,894,846

Germany – 7.2%
23,821	BASF SE (Materials)	2,124,680
13,518	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,439,270
34,003	Bayerische Motoren Werke AG (Automobiles & Components)	2,967,655
8,001	Daimler AG (Registered) (Automobiles & Components)(a)	483,012
100,647	Deutsche Post AG (Registered) (Transportation)	2,497,862
240,712	Deutsche Telekom AG (Registered) (Telecommunication Services)	2,804,429
86,179	E.ON SE (Utilities)	1,412,359
21,131	Hugo Boss AG (Consumer Durables & Apparel)	2,323,548
50,230	K+S AG (Registered) (Materials)	1,856,357
122,773	RWE AG (Utilities)(a)	3,913,762
25,825	SAP AG (Software & Services)	1,885,820

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
33,145	Siemens AG (Registered) (Capital Goods)(a)	$3,356,381
8,224	Suedzucker AG (Food, Beverage & Tobacco)	254,610

		27,319,745

Hong Kong – 3.0%
70,400	AIA Group Ltd. (Insurance)	296,595
593,000	BOC Hong Kong Holdings Ltd. (Banks)	1,814,039
119,000	Cathay Pacific Airways Ltd. (Transportation)	207,078
30,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	199,901
75,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	364,308
112,000	Hang Lung Properties Ltd. (Real Estate)	387,949
64,400	Hang Seng Bank Ltd. (Banks)	948,394
154,000	Henderson Land Development Co. Ltd. (Real Estate)	914,587
168,100	Hong Kong & China Gas Co. Ltd. (Utilities)	410,174
47,200	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	708,915
24,500	Hopewell Holdings Ltd. (Capital Goods)	81,314
27,000	Hysan Development Co. Ltd. (Real Estate)	116,563
36,500	Kerry Properties Ltd. (Real Estate)	142,293
252,000	Li & Fung Ltd. (Consumer Durables & Apparel)	343,473
58,000	MGM China Holdings Ltd. (Consumer Services)	153,912
92,000	MTR Corp. Ltd. (Transportation)	338,083
133,302	New World Development Co. Ltd. (Real Estate)	183,101
10,620	Noble Group Ltd. (Capital Goods)	8,076
23,500	Orient Overseas International Ltd. (Transportation)	150,531
115,500	Power Assets Holdings Ltd. (Utilities)	994,224
242,400	Sands China Ltd. (Consumer Services)	1,132,752
155,261	Sino Land Co. Ltd. (Real Estate)	217,082
58,200	Swire Properties Ltd. (Real Estate)	171,344
112,000	Wharf Holdings Ltd. (Real Estate)	934,799

		11,219,487

Israel – 0.6%
178,535	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	237,368
46,143	Israel Chemicals Ltd. (Materials)	453,144
1,851	Mellanox Technologies Ltd. (Semiconductors & Semiconductor Equipment)*	92,025

Common Stocks – (continued)
Israel – (continued)
33,102	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	$1,297,598

		2,080,135

Italy – 2.6%
223,832	Atlantia SpA (Transportation)(a)	3,650,758
139,829	Enel SpA (Utilities)	438,779
104,784	Eni SpA (Energy)	2,150,584
79,711	Fiat SpA (Automobiles & Components)*	555,907
517,201	Finmeccanica SpA (Capital Goods)*(a)	2,587,540
5,731	Saipem SpA (Energy)	93,172
538,083	Telecom Italia SpA (Telecommunication Services)	299,986

		9,776,726

Japan – 21.9%
8,600	AEON Financial Service Co. Ltd. (Diversified Financials)	243,616
2,200	Aeon Mall Co. Ltd. (Real Estate)	54,578
8,300	Aisin Seiki Co. Ltd. (Automobiles & Components)	316,914
194,000	Asahi Glass Co. Ltd. (Capital Goods)	1,257,469
10,700	Asics Corp. (Consumer Durables & Apparel)	168,628
5,600	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	304,215
7,800	Benesse Holdings, Inc. (Consumer Services)	281,400
49,100	Bridgestone Corp. (Automobiles & Components)	1,674,321
134,800	Canon, Inc. (Technology Hardware & Equipment)	4,417,839
19,200	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	169,195
23,400	Chubu Electric Power Co., Inc. (Utilities)	331,461
6,600	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)	117,042
7,800	Credit Saison Co. Ltd. (Diversified Financials)	195,991
90,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	821,230
37,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	700,808
64,700	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,078,213
1,500	Daito Trust Construction Co. Ltd. (Real Estate)	141,330
111,000	Daiwa Securities Group, Inc. (Diversified Financials)	929,616
26,900	Denso Corp. (Automobiles & Components)	1,264,655

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
2,500	Dentsu, Inc. (Media)	$86,459
41,100	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,674,996
8,600	FANUC Corp. (Capital Goods)	1,244,651
2,900	Fast Retailing Co. Ltd. (Retailing)	978,763
24,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	592,662
48,000	Fujitsu Ltd. (Software & Services)	198,576
61,000	Fukuoka Financial Group, Inc. (Banks)	259,443
70,000	Furukawa Electric Co. Ltd. (Capital Goods)	161,943
20,000	Hino Motors Ltd. (Capital Goods)	293,478
54,000	Hitachi Ltd. (Technology Hardware & Equipment)	346,005
73,000	Honda Motor Co. Ltd. (Automobiles & Components)	2,711,908
63,200	Hoya Corp. (Technology Hardware & Equipment)	1,299,911
32,400	Hulic Co. Ltd. (Real Estate)	347,599
91,000	IHI Corp. (Capital Goods)	344,300
37,000	Isuzu Motors Ltd. (Automobiles & Components)	252,930
73,600	ITOCHU Corp. (Capital Goods)	849,687
41,000	J. Front Retailing Co. Ltd. (Retailing)	326,961
12,500	Japan Airlines Co. Ltd. (Transportation)	643,508
2,700	Japan Exchange Group, Inc. (Diversified Financials)	272,719
47,700	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,683,693
6,000	JGC Corp. (Capital Goods)	215,971
156,600	JX Holdings, Inc. (Energy)	756,129
18,500	Kao Corp. (Household & Personal Products)	629,768
7,100	KDDI Corp. (Telecommunication Services)	369,722
64,000	Kintetsu Corp. (Transportation)	281,347
20,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	313,286
63,600	Komatsu Ltd. (Capital Goods)	1,464,831
10,000	Kubota Corp. (Capital Goods)	145,534
43,400	Kyushu Electric Power Co., Inc. (Utilities)*	654,088
1,700	Lawson, Inc. (Food & Staples Retailing)	129,754
9,200	Makita Corp. (Capital Goods)	494,613
20,000	Marubeni Corp. (Capital Goods)	133,667
22,000	Marui Group Co. Ltd. (Retailing)	219,156
8,500	Maruichi Steel Tube Ltd. (Materials)	217,191
2,600	Miraca Holdings, Inc. (Health Care Equipment & Services)	119,478
28,400	Mitsubishi Corp. (Capital Goods)	485,177
78,000	Mitsubishi Electric Corp. (Capital Goods)	728,840

Common Stocks – (continued)
Japan – (continued)
55,000	Mitsubishi Estate Co. Ltd. (Real Estate)	$1,464,313
50,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	277,978
24,800	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	117,665
128,300	Mitsui & Co. Ltd. (Capital Goods)	1,608,909
41,000	Mitsui Fudosan Co. Ltd. (Real Estate)	1,205,402
12,000	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	912,779
7,600	Nabtesco Corp. (Capital Goods)	157,797
39,000	NEC Corp. (Technology Hardware & Equipment)	85,404
14,800	Nikon Corp. (Consumer Durables & Apparel)	345,304
1,600	Nintendo Co. Ltd. (Software & Services)	188,748
15	Nippon Building Fund, Inc. (REIT)	173,723
14,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	68,150
367,500	Nippon Steel & Sumitomo Metal Corp. (Materials)	990,138
368,000	Nippon Yusen Kabushiki Kaisha (Transportation)	973,681
31,700	Nissan Motor Co. Ltd. (Automobiles & Components)	321,219
9,000	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	107,846
7,300	Nitto Denko Corp. (Materials)	469,591
31,000	NKSJ Holdings, Inc. (Insurance)	736,704
62,600	Nomura Holdings, Inc. (Diversified Financials)	460,784
2,800	Nomura Real Estate Holdings, Inc. (Real Estate)	61,851
81	Nomura Real Estate Office Fund, Inc. (REIT)	355,210
1,772	NTT DoCoMo, Inc. (Telecommunication Services)	2,756,710
149	NTT Urban Development Corp. (Real Estate)	182,883
5,500	Olympus Corp. (Health Care Equipment & Services)*	167,196
24,500	Oracle Corp. Japan (Software & Services)	1,014,768
19,200	Rakuten, Inc. (Retailing)	227,078
209,000	Resona Holdings, Inc. (Banks)	1,017,871
29,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	345,029
9,300	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	377,685
45,200	Sankyo Co. Ltd. (Consumer Durables & Apparel)	2,135,856
3,800	Sanrio Co. Ltd. (Retailing)	176,820
13,200	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	330,767

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
21,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	$222,989
104,000	Sekisui House Ltd. (Consumer Durables & Apparel)	1,502,643
4,100	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	150,156
133,900	Seven Bank Ltd. (Banks)	485,399
7,400	Shin-Etsu Chemical Co. Ltd. (Materials)	489,771
136,500	Shiseido Co. Ltd. (Household & Personal Products)	2,030,960
16,700	Softbank Corp. (Telecommunication Services)	972,106
645,000	Sumitomo Chemical Co. Ltd. (Materials)	2,023,028
98,700	Sumitomo Corp. (Capital Goods)	1,230,157
24,000	Sumitomo Metal Mining Co. Ltd. (Materials)	267,328
74,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,414,670
377,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,759,028
35,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	1,394,893
9,000	Sumitomo Rubber Industries Ltd. (Automobiles & Components)	146,917
5,600	Sysmex Corp. (Health Care Equipment & Services)	366,445
31,000	Taiheiyo Cement Corp. (Materials)	98,927
7,500	Terumo Corp. (Health Care Equipment & Services)	373,185
46,000	The Bank of Yokohama Ltd. (Banks)	237,298
99,500	The Kansai Electric Power Co., Inc. (Utilities)*	1,361,987
8,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	80,419
55,300	Tohoku Electric Power Co., Inc. (Utilities)*	690,471
84,000	Tokyu Corp. (Transportation)	550,011
50,000	Tokyu Land Corp. (Real Estate)	457,698
18,000	TonenGeneral Sekiyu KK (Energy)	174,177
51,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	353,793
248,000	Toshiba Corp. (Capital Goods)	1,188,807
2,200	Toyota Industries Corp. (Automobiles & Components)	90,058
55,600	Toyota Motor Corp. (Automobiles & Components)	3,353,672
3,600	Trend Micro, Inc. (Software & Services)	114,454
4,720	USS Co. Ltd. (Retailing)	599,161
4,300	West Japan Railway Co. (Transportation)	182,364

Common Stocks – (continued)
Japan – (continued)
443	Yahoo Japan Corp. (Software & Services)	$218,140

		82,794,236

Luxembourg – 0.2%
78,939	ArcelorMittal (Materials)	883,511

Netherlands – 3.0%
24,742	Akzo Nobel NV (Materials)	1,394,978
65,371	Delta Lloyd NV (Insurance)	1,310,037
14,640	Heineken NV (Food, Beverage & Tobacco)	931,860
1,645	Koninklijke DSM NV (Materials)	107,189
60,752	Koninklijke Philips NV (Capital Goods)	1,656,167
110,354	Royal Dutch Shell PLC Class A (Energy)(a)	3,526,197
69,498	Royal Dutch Shell PLC Class B (Energy)	2,301,701

		11,228,129

New Zealand – 0.0%
44,301	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	77,143

Norway – 1.0%
179,192	Gjensidige Forsikring ASA (Insurance)	2,639,886
66,673	Orkla ASA (Food, Beverage & Tobacco)	545,886
14,049	Yara International ASA (Materials)	560,261

		3,746,033

Portugal – 0.0%
24,156	Portugal Telecom, SGPS, SA (Registered) (Telecommunication Services)	93,977

Singapore – 0.6%
617,000	CapitaCommercial Trust (REIT)	711,774
27,000	City Developments Ltd. (Real Estate)	227,143
402,000	Genting Singapore PLC (Consumer Services)	416,851
63,000	Global Logistic Properties Ltd. (Real Estate)	136,686
235,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	103,455
16,000	Singapore Airlines Ltd. (Transportation)	127,711
10,000	Singapore Exchange Ltd. (Diversified Financials)	55,464
17,000	United Overseas Bank Ltd. (Banks)	265,474
117,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	289,369

		2,333,927

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Spain – 3.3%
10,081	ACS Actividades de Construccion y Servicios SA (Capital Goods)	$266,685
538,987	Banco Bilbao Vizcaya Argentaria SA (Banks)	4,529,574
1,212,954	Banco Santander SA (Banks)(a)	7,761,994

		12,558,253

Sweden – 4.1%
50,617	Boliden AB (Materials)	627,413
11,515	Elekta AB Class B (Health Care Equipment & Services)	175,144
108,408	Hennes & Mauritz AB Class B (Retailing)	3,566,773
348,031	Ratos AB Class B (Diversified Financials)	2,699,063
27,556	Sandvik AB (Capital Goods)	329,110
226,362	Securitas AB Class B (Commercial & Professional Services)	1,978,912
17,964	SKF AB Class B (Capital Goods)	420,845
207,530	Swedbank AB Class A (Banks)	4,753,382
65,661	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	744,585
21,273	Volvo AB Class B (Capital Goods)	283,877

		15,579,104

Switzerland – 9.4%
13,699	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	1,211,743
130,045	Credit Suisse Group AG (Registered) (Diversified Financials)*	3,442,822
659	EMS-Chemie Holding AG (Registered) (Materials)	195,186
458,460	Glencore Xstrata PLC (Materials)	1,897,787
61,645	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	4,631,852
141,180	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)	9,264,288
23,383	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,656,231
647	Partners Group Holding AG (Diversified Financials)	174,898
34,969	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	8,679,213
2,853	Syngenta AG (Registered) (Materials)	1,116,372
12,566	Zurich Insurance Group AG (Insurance)*	3,257,222

		35,527,614

Common Stocks – (continued)
United Kingdom – 18.8%
26,347	Anglo American PLC (Materials)	$507,723
46,156	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	558,353
131,312	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	6,208,281
654,366	Aviva PLC (Insurance)	3,372,699
34,415	BHP Billiton PLC (Materials)	877,508
242,976	BP PLC ADR (Energy)(a)(b)	10,141,818
17,507	British American Tobacco PLC (Food, Beverage & Tobacco)	897,927
44,418	British Land Co. PLC (REIT)	382,643
6,737	Burberry Group PLC (Consumer Durables & Apparel)	138,597
128,885	Capita PLC (Commercial & Professional Services)	1,894,481
115,718	Compass Group PLC (Consumer Services)	1,478,411
47,423	Diageo PLC (Food, Beverage & Tobacco)	1,359,917
253,718	G4S PLC (Commercial & Professional Services)	894,609
20,965	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,047,621
1,027,973	HSBC Holdings PLC (Banks)(a)	10,641,730
461,621	ICAP PLC (Diversified Financials)	2,548,768
113,917	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	3,950,029
63,146	Inmarsat PLC (Telecommunication Services)	646,681
60,442	J Sainsbury PLC (Food & Staples Retailing)	326,680
330,340	Melrose Industries PLC (Capital Goods)	1,252,073
33,103	Pearson PLC (Media)	588,714
100,924	Persimmon PLC (Consumer Durables & Apparel)*	1,811,676
13,444	Reckitt Benckiser Group PLC (Household & Personal Products)	950,982
5,912	Reed Elsevier PLC (Media)	67,169
234,189	Resolution Ltd. (Insurance)	1,014,430
126,892	Rio Tinto PLC (Materials)(a)	5,160,566
304,988	RSA Insurance Group PLC (Insurance)	553,308
9,279	SABMiller PLC (Food, Beverage & Tobacco)	444,909
58,875	Segro PLC (REIT)	249,764
74,213	SSE PLC (Utilities)	1,718,593
86,475	Standard Chartered PLC (Banks)	1,877,406
459,811	Tesco PLC (Food & Staples Retailing)	2,315,524
51,694	Unilever PLC (Food, Beverage & Tobacco)(a)	2,092,686

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
99,440	Vodafone Group PLC ADR (Telecommunication Services)(b)	$2,857,906

		70,830,182

TOTAL COMMON STOCKS
(Cost $403,248,330)		$364,280,363

Preferred Stocks – 1.5%
Germany – 1.5%
39,079	Bayerische Motoren Werke AG Preference Shares (Automobiles & Components)(a)	2,668,961
62,130	ProSiebenSat.1 Media AG Preference Shares (Media)*	2,664,774
14,294	RWE AG Preference Shares (Utilities)	441,193

TOTAL PREFERRED STOCKS
(Cost $5,807,138)		$5,774,928

Units	Description	Expiration Month	Value
Right* – 0.0%
Hong Kong – 0.0%
1,666	New World Development Co. Ltd. (Real Estate)	12/49	$—
(Cost $0)

TOTAL INVESTMENTS – 98.0% (Cost $409,055,468)			$370,055,291

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%			7,595,709

NET ASSETS – 100.0%			$377,651,000

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	125	September 2013	$4,227,108	$(136,716)
FTSE 100 Index	21	September 2013	1,967,980	(47,707)
TSE TOPIX Index	17	September 2013	1,938,596	110,392
TOTAL				$(74,031)

WRITTEN OPTIONS CONTRACTS — At June 30, 2013, the Fund had the following written options:

Call Options	Number of Contracts	Exercise Rate		Expiration Month	Value
EURO STOXX 50 Index	2,379	EUR	2,650	September 2013	$(2,396,788)
FTSE 100 Index	485	GBP	6,250	September 2013	(1,117,556)
Nikkei-225 Stock Average	173	JPY	13,000	September 2013	(2,040,835)
TOTAL (Premiums Received $4,548,045)			3,037		$(5,555,179)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

For the six months ended June 30, 2013, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2012	2,755	$3,138,291
Contracts written	6,354	7,285,586
Contracts expired	(3,104)	(1,912,811)
Contracts bought to close	(2,968)	(3,963,021)
Contracts Outstanding June 30, 2013	3,037	$4,548,045

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – 96.0%
Automobiles & Components – 0.8%
29,340	BorgWarner, Inc.*	$2,527,641
16,019	General Motors Co.*	533,593
10,940	Gentex Corp.	252,167

		3,313,401

Banks – 3.8%
32,755	Capitol Federal Financial, Inc.	397,646
7,860	Hancock Holding Co.	236,350
2,190	M&T Bank Corp.	244,733
63,147	Ocwen Financial Corp.*	2,602,919
166,400	Regions Financial Corp.	1,585,792
64,124	The PNC Financial Services Group, Inc.	4,675,922
15,761	U.S. Bancorp	569,760
5,424	Walker & Dunlop, Inc.*	94,920
116,732	Wells Fargo & Co.	4,817,530

		15,225,572

Capital Goods – 9.0%
8,748	AGCO Corp.	439,062
31,608	Alliant Techsystems, Inc.	2,602,287
2,060	Carlisle Companies, Inc.	128,359
2,900	Danaher Corp.	183,570
12,445	DigitalGlobe, Inc.*	385,919
20,780	Donaldson Co., Inc.	741,015
1,900	EnerSys, Inc.	93,176
168,234	General Electric Co.	3,901,346
9,481	Honeywell International, Inc.	752,223
3,718	Hyster-Yale Materials Handling, Inc.	233,453
62,899	Illinois Tool Works, Inc.	4,350,724
1,627	L-3 Communications Holdings, Inc.	139,434
29,272	Lockheed Martin Corp.	3,174,841
8,660	Masco Corp.	168,783
66,406	Raytheon Co.	4,390,765
37,020	Spirit Aerosystems Holdings, Inc. Class A*	795,190
9,040	SPX Corp.	650,699
25,430	TAL International Group, Inc.*(a)	1,107,985
23,061	Taser International, Inc.*	196,480
55,021	The Boeing Co.	5,636,351
6,527	Trex Co., Inc.*	309,967
18,029	United Technologies Corp.	1,675,615
26,059	WABCO Holdings, Inc.*	1,946,347
23,184	Watsco, Inc.	1,946,529

		35,950,120

Commercial & Professional Services – 0.5%
2,261	Barrett Business Services, Inc.	118,047
9,909	Kforce, Inc.	144,672
17,718	Manpowergroup, Inc.	970,946
65,378	Steelcase, Inc. Class A	953,211

		2,186,876

Consumer Durables & Apparel – 1.2%
3,573	Arctic Cat, Inc.	160,714
24,689	Blyth, Inc.(a)	344,658

Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
8,345	Columbia Sportswear Co.(a)	$522,814
30,240	Garmin Ltd.(a)	1,093,478
3,479	Harman International Industries, Inc.	188,562
37,602	Hasbro, Inc.	1,685,698
33,728	Hovnanian Enterprises, Inc. Class A*(a)	189,214
32,101	PulteGroup, Inc.*	608,956
440	Ralph Lauren Corp.	76,446

		4,870,540

Consumer Services – 2.8%
81,740	Apollo Group, Inc. Class A*	1,448,433
9,538	Bally Technologies, Inc.*	538,134
38,746	Boyd Gaming Corp.*	437,830
11,820	Coinstar, Inc.*(a)	693,479
6,048	Marriott International, Inc. Class A	244,158
6,393	Multimedia Games Holding Co., Inc.*	166,665
12,296	Papa John’s International, Inc.*	803,790
17,760	Starbucks Corp.	1,163,102
5,310	Wyndham Worldwide Corp.	303,891
28,498	Wynn Resorts Ltd.	3,647,744
24,978	Yum! Brands, Inc.	1,731,975

		11,179,201

Diversified Financials – 5.9%
12,435	Ameriprise Financial, Inc.	1,005,743
25,706	Apollo Investment Corp.	198,964
28,423	BGC Partners, Inc. Class A	167,412
21,640	Capital One Financial Corp.	1,359,208
14,027	Cash America International, Inc.	637,667
14,465	CBOE Holdings, Inc.	674,648
68,745	Citigroup, Inc.	3,297,698
31,348	Cohen & Steers, Inc.(a)	1,065,205
29,252	FXCM, Inc. Class A	480,025
7,271	Greenhill & Co., Inc.	332,576
5,706	Interactive Brokers Group, Inc. Class A	91,125
8,745	Investment Technology Group, Inc.*	122,255
28,440	Janus Capital Group, Inc.	242,024
153,495	JPMorgan Chase & Co.	8,103,001
13,021	Leucadia National Corp.	341,411
9,720	LPL Financial Holdings, Inc.	367,027
20,856	Morgan Stanley	509,512
11,360	PHH Corp.*	231,517
174,389	TD Ameritrade Holding Corp.	4,235,909
8,807	WisdomTree Investments, Inc.*	101,897

		23,564,824

Energy – 9.8%
32,635	Alon USA Energy, Inc.	471,902
47,903	Chevron Corp.	5,668,841
70,833	ConocoPhillips	4,285,397
11,910	CVR Energy, Inc.	564,534
5,344	Delek US Holdings, Inc.	153,800
6,150	Exterran Holdings, Inc.*	172,938
127,465	Exxon Mobil Corp.	11,516,463
40,501	Green Plains Renewable Energy, Inc.*	539,473

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
42,992	Hess Corp.	$2,858,538
44,514	Marathon Petroleum Corp.	3,163,165
2,426	Occidental Petroleum Corp.	216,472
76,241	Phillips 66	4,491,357
44,040	Ultra Petroleum Corp.*(a)	872,873
89,185	Valero Energy Corp.	3,100,962
29,668	Western Refining, Inc.	832,781

		38,909,496

Food & Staples Retailing – 1.1%
1,972	Costco Wholesale Corp.	218,044
48,060	CVS Caremark Corp.	2,748,071
31,304	Safeway, Inc.	740,653
11,362	The Pantry, Inc.*	138,389
5,457	Wal-Mart Stores, Inc.	406,492

		4,251,649

Food, Beverage & Tobacco – 3.9%
67,825	Archer-Daniels-Midland Co.	2,299,946
15,795	Fresh Del Monte Produce, Inc.	440,364
22,257	Lancaster Colony Corp.	1,735,823
9,880	Philip Morris International, Inc.	855,806
298,329	Pilgrim’s Pride Corp.*	4,457,035
58,253	Sanderson Farms, Inc.	3,869,164
12,845	The Hershey Co.	1,146,802
4,145	Tyson Foods, Inc. Class A	106,444
12,346	Universal Corp.	714,216

		15,625,600

Health Care Equipment & Services – 3.0%
122,705	Abbott Laboratories	4,279,950
12,250	Becton, Dickinson and Co.	1,210,668
179,530	Boston Scientific Corp.*	1,664,243
29,477	Medtronic, Inc.	1,517,181
100,323	Skilled Healthcare Group, Inc. Class A*	670,158
60,380	St. Jude Medical, Inc.	2,755,139

		12,097,339

Household & Personal Products – 1.4%
20,503	Kimberly-Clark Corp.	1,991,661
34,866	Nu Skin Enterprises, Inc. Class A	2,131,010
12,514	The Female Health Co.	123,388
8,185	The Procter & Gamble Co.	630,163
8,571	USANA Health Sciences, Inc.*	620,369

		5,496,591

Insurance – 4.1%
22,280	Aflac, Inc.	1,294,914
58,457	Berkshire Hathaway, Inc. Class B*	6,542,507
17,026	Marsh & McLennan Companies, Inc.	679,678
54,692	MetLife, Inc.	2,502,706
66,309	Prudential Financial, Inc.	4,842,546
10,305	Unum Group	302,658

		16,165,009

Common Stocks – (continued)
Materials – 2.9%
2,551	AEP Industries, Inc.*	$189,769
3,356	Bemis Co., Inc.	131,354
20,380	Globe Specialty Metals, Inc.	221,531
1,400	Kaiser Aluminum Corp.	86,716
66,105	LyondellBasell Industries NV Class A	4,380,117
14,360	Minerals Technologies, Inc.	593,642
8,040	OM Group, Inc.*	248,597
8,231	PPG Industries, Inc.	1,205,101
32,498	Reliance Steel & Aluminum Co.	2,130,569
41,926	Resolute Forest Products, Inc.*	552,165
13,260	Schnitzer Steel Industries, Inc. Class A	310,019
3,465	Schweitzer-Mauduit International, Inc.	172,834
25,080	SunCoke Energy, Inc.*	351,622
12,293	The Valspar Corp.	794,988

		11,369,024

Media – 2.3%
74,301	DIRECTV*	4,578,428
14,898	Regal Entertainment Group Class A(a)	266,674
62,130	Viacom, Inc. Class B	4,227,946

		9,073,048

Pharmaceuticals, Biotechnology & Life Sciences – 12.1%
77,032	AbbVie, Inc.	3,184,503
39,538	Alexion Pharmaceuticals, Inc.*	3,646,985
1,432	Allergan, Inc.	120,632
19,843	Amgen, Inc.	1,957,710
16,914	Biogen Idec, Inc.*	3,639,893
48,696	Cambrex Corp.*	680,283
6,816	Celgene Corp.*	796,859
7,560	Cubist Pharmaceuticals, Inc.*	365,148
8,785	Forest Laboratories, Inc.*	360,185
8,509	Genomic Health, Inc.*(a)	269,820
101,303	Johnson & Johnson	8,697,876
20,007	Life Technologies Corp.*	1,480,718
126,887	Merck & Co., Inc.	5,893,901
369,345	PDL BioPharma, Inc.(a)	2,851,343
279,552	Pfizer, Inc.	7,830,252
16,654	Pharmacyclics, Inc.*	1,323,493
14,856	Questcor Pharmaceuticals, Inc.	675,354
6,353	Santarus, Inc.*	133,731
31,212	Vertex Pharmaceuticals, Inc.*	2,492,902
98,272	Warner Chilcott PLC Class A	1,953,647

		48,355,235

Real Estate – 4.8%
53,031	American Tower Corp. (REIT)	3,880,278
28,860	Apartment Investment & Management Co. Class A (REIT)	866,954
14,677	Corrections Corp. of America (REIT)	497,110
17,180	Cousins Properties, Inc. (REIT)	173,518
10,500	Equity Lifestyle Properties, Inc. (REIT)	825,195
17,100	Equity Residential (REIT)	992,826
28,074	Extra Space Storage, Inc. (REIT)	1,177,143

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Real Estate – (continued)
21,071	Health Care Real Estate Investment Trust, Inc. (REIT)	$1,412,389
2,876	Healthcare Realty Trust, Inc. (REIT)	73,338
41,632	Rayonier, Inc. (REIT)	2,305,997
5,740	Realogy Holdings Corp.*	275,750
16,421	Simon Property Group, Inc. (REIT)	2,593,204
51,239	Taubman Centers, Inc. (REIT)	3,850,619

		18,924,321

Retailing – 5.3%
90,586	American Eagle Outfitters, Inc.	1,654,100
3,461	AutoZone, Inc.*	1,465,606
57,272	GameStop Corp. Class A(a)	2,407,142
7,937	Group 1 Automotive, Inc.	510,587
4,080	Guess?, Inc.	126,602
9,840	L Brands, Inc.	484,620
178,063	Liberty Interactive Corp. Series A*	4,097,230
10,000	Lowe’s Companies, Inc.	409,000
5,167	Lumber Liquidators Holdings, Inc.*	402,354
38,121	O’Reilly Automotive, Inc.*	4,293,187
5,981	Priceline.com, Inc.*	4,947,064
2,503	TripAdvisor, Inc.*	152,358
6,800	Urban Outfitters, Inc.*	273,496

		21,223,346

Semiconductors & Semiconductor Equipment – 1.0%
20,607	Advanced Energy Industries, Inc.*	358,768
4,020	First Solar, Inc.*	179,815
40,120	Intel Corp.	971,706
3,200	KLA-Tencor Corp.	178,336
85,780	LSI Corp.*	612,469
12,600	Rambus, Inc.*	108,234
78,832	SunPower Corp.*(a)	1,631,822

		4,041,150

Software & Services – 8.8%
89,702	Activision Blizzard, Inc.	1,279,151
25,774	Aspen Technology, Inc.*	742,041
25,301	eBay, Inc.*	1,308,568
18,780	Electronic Arts, Inc.*	431,377
3,803	Euronet Worldwide, Inc.*	121,164
8,674	Google, Inc. Class A*	7,636,329
7,365	IAC/InterActiveCorp	350,279
40,515	International Business Machines Corp.	7,742,822
6,061	Lender Processing Services, Inc.	196,073
3,480	ManTech International Corp. Class A	90,898
8,885	Mastercard, Inc. Class A	5,104,432
36,898	Mentor Graphics Corp.	721,356
81,304	Microsoft Corp.(b)	2,807,427
17,420	Pandora Media, Inc.*	320,528
10,026	Shutterstock, Inc.*	559,250
7,659	TeleTech Holdings, Inc.*	179,450
14,390	Travelzoo, Inc.*	392,271
15,005	VASCO Data Security International, Inc.*	124,692
12,293	VeriSign, Inc.*	549,005

Common Stocks – (continued)
Software & Services – (continued)
6,244	VistaPrint NV*(a)	$308,266
5,880	VMware, Inc. Class A*	393,901
38,363	Vringo, Inc.*(a)	121,611
61,075	Zillow, Inc. Class A*(a)	3,438,523

		34,919,414

Technology Hardware & Equipment – 4.2%
18,630	Apple, Inc.(b)	7,378,971
37,269	Ciena Corp.*	723,764
176,994	Corning, Inc.	2,518,625
34,310	Daktronics, Inc.	352,021
24,038	EchoStar Corp. Class A*	940,126
6,000	FLIR Systems, Inc.	161,820
25,520	Lexmark International, Inc. Class A	780,146
8,981	Polycom, Inc.*	94,707
1,611	QUALCOMM, Inc.	98,400
34,181	Western Digital Corp.	2,122,251
170,320	Xerox Corp.	1,544,802

		16,715,633

Telecommunication Services – 2.2%
232,934	AT&T, Inc.(b)	8,245,863
11,271	Verizon Communications, Inc.	567,336

		8,813,199

Transportation – 3.7%
14,103	Allegiant Travel Co.	1,494,777
11,928	Arkansas Best Corp.	273,748
15,629	CSX Corp.	362,436
28,966	Delta Air Lines, Inc.*	541,954
3,220	FedEx Corp.	317,428
24,289	Heartland Express, Inc.	336,888
51,198	Hertz Global Holdings, Inc.*	1,269,710
23,000	Knight Transportation, Inc.	386,860
4,878	Norfolk Southern Corp.	354,387
5,745	Saia, Inc.*	172,178
124,239	SkyWest, Inc.	1,682,196
30,565	Spirit Airlines, Inc.*	971,050
159,879	U.S. Airways Group, Inc.*(a)	2,625,213
9,688	Union Pacific Corp.	1,494,665
16,477	United Parcel Service, Inc. Class B	1,424,931
36,159	Werner Enterprises, Inc.	873,963

		14,582,384

Utilities – 1.4%
9,873	American Water Works Co., Inc.	407,064
6,662	Consolidated Edison, Inc.	388,461
150,471	Dynegy, Inc.*(a)	3,393,121
6,584	Entergy Corp.	458,773
18,272	Pinnacle West Capital Corp.	1,013,548

		5,660,967

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $334,069,281)		$382,513,939

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 5.2%
Goldman Sachs Financial Square Money Market Fund — FST Shares
20,804,975	0.069%	$20,804,975
(Cost $20,804,975)

TOTAL INVESTMENTS – 101.2%
(Cost $354,874,256)		$403,318,914

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(4,922,092)

NET ASSETS – 100.0%		$398,396,822

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	10	September 2013	$974,700	$(21,516)
S&P 500 E-mini Index	125	September 2013	9,995,625	(287,406)
TOTAL				$(308,922)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – 92.2%
Australia – 6.8%
60,230	Australia & New Zealand Banking Group Ltd. (Banks)	$1,563,532
32,512	BHP Billiton Ltd. (Materials)	935,787
30,957	BlueScope Steel Ltd. (Materials)*	131,699
5,391	Caltex Australia Ltd. (Energy)	88,672
40,590	Charter Hall Group (REIT)	143,186
44,744	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	518,407
213,255	Commonwealth Property Office Fund (REIT)	213,727
518	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	29,100
134,635	GPT Group (REIT)	472,747
51,811	Insurance Australia Group Ltd. (Insurance)	257,174
2,435	McMillan Shakespeare Ltd. (Commercial & Professional Services)	35,975
38,244	National Australia Bank Ltd. (Banks)	1,034,499
4,679	Newcrest Mining Ltd. (Materials)	43,193
88,192	NIB Holdings Ltd. (Insurance)	171,990
150,943	Primary Health Care Ltd. (Health Care Equipment & Services)	661,068
16,903	Ramsay Health Care Ltd. (Health Care Equipment & Services)	552,485
33,746	Sonic Healthcare Ltd. (Health Care Equipment & Services)	458,448
43,518	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	231,243
75,681	Westpac Banking Corp. (Banks)	1,986,996
11,795	Woodside Petroleum Ltd. (Energy)	375,646
50,311	Woolworths Ltd. (Food & Staples Retailing)	1,507,149

		11,412,723

Austria – 0.0%
1,393	Raiffeisen Bank International AG (Banks)*(a)	40,556

Belgium – 1.2%
6,916	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	622,670
9,440	Delhaize Group SA (Food & Staples Retailing)	583,604
20,399	KBC Groep NV (Banks)	760,462
885	Sofina SA (Diversified Financials)	80,188

		2,046,924

Bermuda – 0.3%
29,270	Catlin Group Ltd. (Insurance)	222,385
23,486	Hiscox Ltd. (Insurance)	203,824

		426,209

China – 0.0%
40,000	China Minzhong Food Corp. Ltd. (Food, Beverage & Tobacco)*	32,783

Common Stocks – (continued)
Denmark – 0.8%
11,475	Chr. Hansen Holding A/S (Materials)	$392,581
9,877	GN Store Nord A/S (Health Care Equipment & Services)	186,533
3,204	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	498,102
11,855	Topdanmark A/S (Insurance)*	301,728

		1,378,944

Finland – 0.3%
2,020	Cramo Oyj (Capital Goods)	23,393
10,289	Metso Oyj (Capital Goods)	348,518
15,663	Ramirent Oyj (Capital Goods)	135,199

		507,110

France – 10.2%
40,355	AXA SA (Insurance)	795,507
13,604	BNP Paribas SA (Banks)	744,752
1,028	Compagnie de Saint-Gobain (Capital Goods)	41,673
26,635	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)(a)	2,381,594
19,275	Credit Agricole SA (Banks)*	165,897
10,557	Danone SA (Food, Beverage & Tobacco)	794,608
3,711	Fonciere Des Regions (REIT)	278,141
3,162	Gecina SA (REIT)	349,478
2,125	Hermes International (Consumer Durables & Apparel)	685,883
60,073	Legrand SA (Capital Goods)	2,785,299
13,214	MPI (Energy)	57,792
20,614	Natixis (Banks)	86,553
14,461	Renault SA (Automobiles & Components)	974,057
32,055	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	3,313,865
5,699	Schneider Electric SA (Capital Goods)	413,900
29,981	Total SA (Energy)	1,464,368
34,300	Vinci SA (Capital Goods)	1,720,508

		17,053,875

Germany – 4.6%
6,330	Allianz SE (Registered) (Insurance)	923,935
28,928	BASF SE (Materials)	2,580,192
15,296	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,628,575
5,879	Commerzbank AG (Banks)*	51,072
8,158	Continental AG (Automobiles & Components)	1,087,536
634	Daimler AG (Registered) (Automobiles & Components)	38,274
6,946	Deutsche Bank AG (Registered) (Diversified Financials)	291,266

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
14,755	Deutsche Telekom AG (Registered) (Telecommunication Services)	$171,904
706	Henkel AG & Co. KGaA (Household & Personal Products)	55,294
12,590	SAP AG (Software & Services)	919,360

		7,747,408

Hong Kong – 2.7%
198,200	AIA Group Ltd. (Insurance)	835,017
83,000	BOC Hong Kong Holdings Ltd. (Banks)	253,904
71,000	Champion REIT (REIT)	32,508
72,000	CLP Holdings Ltd. (Utilities)	582,035
3,600	Dah Sing Financial Holdings Ltd. (Banks)	14,404
38,000	First Pacific Co. Ltd. (Diversified Financials)	40,622
3,000	Guoco Group Ltd. (Diversified Financials)	33,967
19,600	Hang Seng Bank Ltd. (Banks)	288,642
31,000	Hutchison Whampoa Ltd. (Capital Goods)	324,330
1,200	Jardine Matheson Holdings Ltd. (Capital Goods)	72,423
116,800	MGM China Holdings Ltd. (Consumer Services)	309,947
27,360	Noble Group Ltd. (Capital Goods)	20,809
25,000	Road King Infrastructure Ltd. (Transportation)	23,068
111,000	SJM Holdings Ltd. (Consumer Services)	269,376
42,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	23,827
94,000	Sunlight Real Estate Investment Trust (REIT)	38,353
35,500	Swire Pacific Ltd. Class A (Real Estate)	427,714
24,000	Wharf Holdings Ltd. (Real Estate)	200,314
97,000	Wheelock & Co. Ltd. (Real Estate)	483,968
73,200	Wynn Macau Ltd. (Consumer Services)	196,891

		4,472,119

Israel – 0.4%
10,970	Bank Hapoalim B.M. (Banks)*	49,508
8,970	Bank Leumi Le-Israel BM (Banks)*	29,632
7,022	Mizrahi Tefahot Bank Ltd. (Banks)*	70,303
839	NICE Systems Ltd. ADR (Software & Services)	30,951
12,566	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	492,587
91	The Israel Corp. Ltd. (Materials)*	54,255

		727,236

Common Stocks – (continued)
Italy – 2.9%
6,149	ASTM SpA (Transportation)*	$69,966
9,350	De’Longhi SpA (Consumer Durables & Apparel)	146,099
105,938	Enel SpA (Utilities)	332,430
52,581	Eni SpA (Energy)	1,079,171
1,626	Exor SpA (Diversified Financials)	48,155
18,973	Gtech SpA (Consumer Services)	474,754
884,957	Intesa Sanpaolo SpA (Banks)	1,348,914
200,071	Iren SpA (Utilities)*	222,947
131,653	Mediaset SpA (Media)*	495,902
135,322	UniCredit SpA (Banks)	632,615

		4,850,953

Japan – 22.4%
198	Accordia Golf Co. Ltd. (Consumer Services)	207,793
16,700	AEON Financial Service Co. Ltd. (Diversified Financials)	473,068
3,200	Agrex, Inc. (Software & Services)	26,732
2,800	Aisin Seiki Co. Ltd. (Automobiles & Components)	106,911
3,400	Alfresa Holdings Corp. (Health Care Equipment & Services)	182,053
21,000	Amada Co. Ltd. (Capital Goods)	138,256
208,000	Aozora Bank Ltd. (Banks)	649,599
21,000	Asahi Glass Co. Ltd. (Capital Goods)	136,118
3,500	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	86,701
22,200	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,205,995
700	Canon, Inc. (Technology Hardware & Equipment)	22,941
3,800	Central Japan Railway Co. (Transportation)	463,144
13,100	Chubu Electric Power Co., Inc. (Utilities)	185,562
21,900	Credit Saison Co. Ltd. (Diversified Financials)	550,283
62,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	1,174,326
33,700	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	561,604
41,000	Daiwa Securities Group, Inc. (Diversified Financials)	343,372
3,400	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	138,564
20,100	Electric Power Development Co. Ltd. (Utilities)	628,420
24,000	Fuji Heavy Industries Ltd. (Automobiles & Components)	592,662
617	Fuji Media Holdings, Inc. (Media)	1,240,331
8,300	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	182,547
298,000	Fujitsu Ltd. (Software & Services)	1,232,824

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
14,400	Heiwa Real Estate Co. Ltd. (Real Estate)	$239,943
1,400	HIS Co. Ltd. (Consumer Services)	59,825
4,000	Hisaka Works Ltd. (Capital Goods)	34,092
1,500	Hitachi Capital Corp. (Diversified Financials)	29,643
68,000	Hitachi Ltd. (Technology Hardware & Equipment)	435,710
7,600	Hokuriku Electric Power Co. (Utilities)	119,254
16,100	Honda Motor Co. Ltd. (Automobiles & Components)	598,106
21,100	Ibiden Co. Ltd. (Technology Hardware & Equipment)	328,415
11,000	IHI Corp. (Capital Goods)	41,619
2,700	Information Services International-Dentsu Ltd. (Software & Services)	30,605
174,000	Isuzu Motors Ltd. (Automobiles & Components)	1,189,455
16,300	Japan Airlines Co. Ltd. (Transportation)	839,135
3,500	Japan Petroleum Exploration Co. (Energy)	141,715
43,900	JFE Holdings, Inc. (Materials)	961,759
10,200	JTEKT Corp. (Capital Goods)	114,330
165,000	Kawasaki Kisen Kaisha Ltd. (Transportation)	335,400
6,000	KDDI Corp. (Telecommunication Services)	312,441
59,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	924,194
6,300	Kirindo Co. Ltd. (Food & Staples Retailing)	42,627
28,500	Konica Minolta, Inc. (Technology Hardware & Equipment)	214,512
5,500	Konoike Transport Co. Ltd. (Transportation)	76,474
18,100	Kyokuto Securities Co. Ltd. (Diversified Financials)	288,618
32,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	361,707
1,000	Maruichi Steel Tube Ltd. (Materials)	25,552
12,000	Mito Securities Co. Ltd. (Diversified Financials)	50,234
83,000	Mitsubishi Chemical Holdings Corp. (Materials)	388,997
8,900	Mitsubishi Corp. (Capital Goods)	152,045
97,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	539,277
16,000	Mitsubishi Materials Corp. (Materials)	56,329
279,600	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,726,773
2,500	Mitsui & Co. Ltd. (Capital Goods)	31,351
227,400	Mizuho Financial Group, Inc. (Banks)	472,240

Common Stocks – (continued)
Japan – (continued)
45,300	MS&AD Insurance Group Holdings (Insurance)	$1,147,458
14,400	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	233,387
4,800	Nexon Co. Ltd. (Software & Services)	53,016
3,000	NGK Insulators Ltd. (Capital Goods)	37,073
5,600	Nihon Eslead Corp. (Consumer Durables & Apparel)	60,099
85,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	413,770
7,600	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	396,119
2,500	Noevir Holdings Co. Ltd. (Household & Personal Products)	39,010
114,500	Nomura Holdings, Inc. (Diversified Financials)	842,808
7,400	Nomura Real Estate Holdings, Inc. (Real Estate)	163,464
52	Nomura Real Estate Office Fund, Inc. (REIT)	228,036
232	NTT Data Corp. (Software & Services)	826,374
90	NTT DoCoMo, Inc. (Telecommunication Services)	140,013
35	NTT Urban Development Corp. (Real Estate)	42,959
25,000	OKK Corp. (Capital Goods)	35,017
43,200	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,426,418
71,900	Round One Corp. (Consumer Services)	435,080
19,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	201,752
28,900	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,058,415
7,900	Showa Corp. (Automobiles & Components)	101,708
11,800	Softbank Corp. (Telecommunication Services)	686,877
2,700	Sony Financial Holdings, Inc. (Insurance)	42,510
2,500	Step Co. Ltd. (Consumer Services)	21,065
43,500	Sumitomo Corp. (Capital Goods)	542,166
67,200	Sumitomo Electric Industries Ltd. (Capital Goods)	799,952
13,000	Sumitomo Metal Mining Co. Ltd. (Materials)	144,803
16,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	764,410
257,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	1,199,126
26,600	T&D Holdings, Inc. (Insurance)	355,817
3,200	Taikisha Ltd. (Capital Goods)	78,673
5,000	Tanseisha Co. Ltd. (Commercial & Professional Services)	21,506

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
7,800	The Chugoku Electric Power Co., Inc. (Utilities)	$122,306
282	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	404,824
5,000	The Kansai Electric Power Co., Inc. (Utilities)*	68,442
11,700	Tohoku Electric Power Co., Inc. (Utilities)*	146,085
4,300	Tokio Marine Holdings, Inc. (Insurance)	135,686
18,000	Tokyo Tatemono Co. Ltd. (Real Estate)	149,779
4,000	Tokyu Land Corp. (Real Estate)	36,616
3,000	Topre Corp. (Automobiles & Components)	25,930
2,100	Toukei Computer Co. Ltd. (Software & Services)	27,959
27,100	Toyota Motor Corp. (Automobiles & Components)	1,634,614
9,800	Tv Tokyo Holdings Corp. (Media)	168,316
2,900	Wacom Co. Ltd. (Technology Hardware & Equipment)	32,057
2,500	West Japan Railway Co. (Transportation)	106,026
21,000	Wood One Co. Ltd. (Materials)	63,657
600	Yakult Honsha Co. Ltd. (Food, Beverage & Tobacco)	24,880

		37,378,241

Luxembourg – 1.6%
12,406	ArcelorMittal (Materials)	138,852
86,197	SES SA FDR (Media)	2,469,682

		2,608,534

Netherlands – 4.7%
8,779	BinckBank NV (Diversified Financials)	74,075
2,789	Heineken NV (Food, Beverage & Tobacco)	177,524
127,308	ING Groep NV CVA (Diversified Financials)*	1,163,479
97,863	Koninklijke Ahold NV (Food & Staples Retailing)	1,455,513
3,776	Royal Dutch Shell PLC Class A (Energy)	120,620
67,583	Royal Dutch Shell PLC Class A (Energy)(a)	2,159,537
54,158	Royal Dutch Shell PLC Class B (Energy)	1,793,656
22,769	Unilever NV CVA (Food, Beverage & Tobacco)	896,286

		7,840,690

Norway – 3.7%
29,574	DNB ASA (Banks)	429,020
9,853	Fred Olsen Energy ASA (Energy)	390,177

Common Stocks – (continued)
Norway – (continued)
110,662	Gjensidige Forsikring ASA (Insurance)	$1,630,290
5,635	Kongsberg Gruppen AS (Capital Goods)	101,855
129,637	Orkla ASA (Food, Beverage & Tobacco)	1,061,405
2,622,265	Renewable Energy Corp. ASA (Semiconductors & Semiconductor Equipment)*	963,932
47,379	Statoil ASA (Energy)	978,759
29,051	Telenor ASA (Telecommunication Services)	577,040

		6,132,478

Singapore – 1.4%
64,000	CapitaCommercial Trust (REIT)	73,831
224,000	Cityspring Infrastructure Trust (Utilities)	82,978
18,000	ComfortDelGro Corp. Ltd. (Transportation)	25,868
57,504	DBS Group Holdings Ltd. (Banks)	699,703
88,000	Fortune Real Estate Investment Trust (REIT)	80,261
3,000	Jardine Cycle & Carriage Ltd. (Retailing)	100,302
20,000	Keppel Corp. Ltd. (Capital Goods)	163,587
21,800	Keppel Real Estate Investment Trust (REIT)	22,224
5,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	39,306
16,000	Singapore Airlines Ltd. (Transportation)	127,711
134,000	Singapore Telecommunications Ltd. (Telecommunication Services)	396,883
24,000	Suntec Real Estate Investment Trust (REIT)	29,796
10,000	United Overseas Bank Ltd. (Banks)	156,161
74,000	UOL Group Ltd. (Real Estate)	391,193
9,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	22,259

		2,412,063

Spain – 3.3%
2,482	ACS Actividades de Construccion y Servicios SA (Capital Goods)	65,659
89,214	Amadeus IT Holding SA Class A (Software & Services)	2,855,310
39,960	Banco Santander SA (Banks)	255,714
2,259	Endesa SA (Utilities)	48,244
67,162	Ferrovial SA (Capital Goods)	1,072,244
6,472	Grupo Catalana Occidente SA (Insurance)	143,304
23,745	Mediaset Espana Comunicacion SA (Media)*	206,836
15,840	Repsol SA (Energy)	334,303

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2013 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Spain – (continued)
11,907	Telefonica SA (Telecommunication Services)	$153,188
28,775	Vueling Airlines SA (Transportation)*	344,586

		5,479,388

Sweden – 2.5%
4,588	Axfood AB (Food & Staples Retailing)	191,784
3,830	BioGaia AB Class B (Pharmaceuticals, Biotechnology & Life Sciences)	130,059
9,893	Hennes & Mauritz AB Class B (Retailing)	325,493
2,733	Investor AB Class A (Diversified Financials)	71,218
5,725	Kinnevik Investment AB Class B (Diversified Financials)	146,772
2,767	Modern Times Group AB Class B (Media)	118,051
216,928	Nordea Bank AB (Banks)	2,422,493
3,303	Oresund Investment AB (Diversified Financials)*	54,672
108,331	SAS AB (Transportation)*	206,396
18,969	Swedbank AB Class A (Banks)	434,477

		4,101,415

Switzerland – 6.8%
17,894	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	1,077,893
3,776	Basilea Pharmaceutica (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	279,570
3,524	EMS-Chemie Holding AG (Registered) (Materials)	1,043,759
5,140	Geberit AG (Registered) (Capital Goods)	1,273,299
5,582	Kudelski SA (Technology Hardware & Equipment)	69,425
24	Lindt & Spruengli AG (Registered) (Food, Beverage & Tobacco)	1,044,267
16,615	Nestle SA (Registered) (Food, Beverage & Tobacco)	1,090,283
14,028	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	993,611
75,899	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	899,206
545	Partners Group Holding AG (Diversified Financials)	147,520
7,944	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,971,552

Common Stocks – (continued)
Switzerland – (continued)
17,358	Swiss Re AG (Insurance)*	$1,291,451
312	Vaudoise Assurances Holding SA (Insurance)	114,935

		11,296,771

United Kingdom – 15.6%
16,828	Aberdeen Asset Management PLC (Diversified Financials)	97,933
4,294	Admiral Group PLC (Insurance)	86,498
18,222	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	861,515
69,647	BAE Systems PLC (Capital Goods)	405,588
318,362	Barclays PLC (Banks)	1,355,823
20,217	BHP Billiton PLC (Materials)	515,490
9,846	Bodycote PLC (Capital Goods)	78,423
15,251	BP PLC ADR (Energy)	636,577
51,015	British American Tobacco PLC (Food, Beverage & Tobacco)	2,616,538
7,605	Centrica PLC (Utilities)	41,597
14,449	Cobham PLC (Capital Goods)	57,609
18,444	Diageo PLC (Food, Beverage & Tobacco)	528,906
78,621	easyJet PLC (Transportation)	1,549,692
58,626	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	2,929,541
37,773	Hammerson PLC (REIT)	280,075
29,335	Hansteen Holdings PLC (REIT)	36,086
218,620	HSBC Holdings PLC (Banks)	2,263,187
5,923	IG Group Holdings PLC (Diversified Financials)	52,305
30,387	IMI PLC (Capital Goods)	572,750
119,083	Intermediate Capital Group PLC (Diversified Financials)	787,628
113,350	ITV PLC (Media)	241,668
141,972	Ladbrokes PLC (Consumer Services)	431,293
7,482	Lancashire Holdings Ltd. (Insurance)	90,231
3,221	Land Securities Group PLC (REIT)	43,260
93,620	Lavendon Group PLC (Capital Goods)	244,235
104,522	Mondi PLC (Materials)	1,301,361
35,719	National Grid PLC (Utilities)	404,897
9,667	Next PLC (Retailing)	669,635
90,633	Rexam PLC (Materials)	657,745
9,999	Rio Tinto PLC (Materials)	406,649
28,913	Soco International PLC (Energy)*	153,715
29,887	Standard Chartered PLC (Banks)	648,858
12,330	TalkTalk Telecom Group PLC (Telecommunication Services)	42,159
44,537	Tate & Lyle PLC (Food, Beverage & Tobacco)	558,791
25,361	Tetragon Financial Group Ltd. (Diversified Financials)	276,831
191,371	TUI Travel PLC (Consumer Services)	1,037,571
20,110	Unilever PLC (Food, Beverage & Tobacco)	814,097

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
75,809	Vodafone Group PLC ADR (Telecommunication Services)	$2,178,751
11,045	William Hill PLC (Consumer Services)	74,066

		26,029,574

TOTAL COMMON STOCKS
(Cost $138,918,200)		$153,975,994

Preferred Stocks – 1.4%
Germany – 1.4%
13,177	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	$1,237,449
12,782	Porsche Automobil Holding SE Preference Shares (Automobiles & Components)	987,060
4,580	ProSiebenSat.1 Media AG Preference Shares (Media)*	196,438

TOTAL PREFERRED STOCKS
(Cost $2,152,774)		$2,420,947

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $141,070,974)		$156,396,941

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 0.1%
Goldman Sachs Financial Square Money Market Fund — FST Shares
154,577	0.069%	$154,577
(Cost $154,577)

TOTAL INVESTMENTS – 93.7%
(Cost $141,225,551)		$156,551,518

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.3%		10,452,686

NET ASSETS – 100.0%		$167,004,204

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2013.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
FDR	—Fiduciary Depositary Receipt
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	145	September 2013	$4,903,446	$(67,559)
FTSE 100 Index	24	September 2013	2,249,120	(21,925)
Hang Seng Index	1	July 2013	133,631	2,788
MSCI Singapore Index	2	July 2013	111,527	1,016
SPI 200 Index	8	September 2013	872,298	(352)
TSE TOPIX Index	19	September 2013	2,166,667	42,655
TOTAL				$(43,377)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

June 30, 2013 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	Structured Tax-Managed Equity Fund	Structured International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,170,796,645, $409,055,468, $334,069,281 and $141,070,974)(a)	$1,233,271,773	$370,055,291	$382,513,939	$156,396,941
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	20,804,975	154,577
Cash	51,406,083	—	16,108,710	5,333,087
Foreign currencies, at value (cost $0, $7,179,311, $0 and $4,545,813)	—	7,086,080	—	4,469,830
Receivables:
Investments sold	133,093,978	96,768,700	—	10,761
Dividends	2,255,829	1,172,183	285,767	391,938
Fund shares sold	2,125,517	445,539	496,592	549,418
Reimbursement from investment adviser	33,849	15,074	23,827	38,445
Foreign tax reclaims	—	858,318	—	165,153
Securities lending income	—	—	26,287	7,662
Other assets	7,016	2,304	2,089	840
Total assets	1,422,194,045	476,403,489	420,262,186	167,518,652

Liabilities:
Payables:
Investments purchased	149,342,582	91,402,319	—	2,070
Written options, at value (premiums received $11,992,800, $4,548,045, $0 and $0)	14,517,600	5,555,179	—	—
Fund shares redeemed	1,579,239	334,164	533,028	38,799
Amounts owed to affiliates	912,027	277,967	259,456	121,032
Futures variation margin	147,217	6,549	47,425	73,861
Payable upon return of securities loaned	—	—	20,804,975	154,577
Due to custodian	—	1,034,478	—	—
Accrued expenses and other liabilities	137,136	141,833	220,480	124,109
Total liabilities	166,635,801	98,752,489	21,865,364	514,448

Net Assets:
Paid-in capital	1,164,022,586	408,936,544	342,544,007	192,544,148
Undistributed (distributions in excess of) net investment income (loss)	(12,687)	15,233	2,606,890	2,909,203
Accumulated net realized gain (loss)	31,546,608	8,896,056	5,110,189	(43,648,355)
Net unrealized gain (loss)	60,001,737	(40,196,833)	48,135,736	15,199,208
NET ASSETS	$1,255,558,244	$377,651,000	$398,396,822	$167,004,204
Net Assets:
Class A	$160,641,475	$13,376,161	$30,184,542	$3,729,538
Class B	—	—	594,699	—
Class C	56,473,210	2,090,149	9,078,339	33,135
Institutional	1,011,644,598	360,127,098	357,844,079	163,055,981
Service	—	—	41,461	—
Class IR	26,798,961	2,057,592	653,702	185,550
Total Net Assets	$1,255,558,244	$377,651,000	$398,396,822	$167,004,204
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	15,212,792	1,855,254	2,304,346	468,602
Class B	—	—	46,945	—
Class C	5,357,130	296,973	723,269	4,217
Institutional	96,009,849	50,660,179	26,903,170	20,539,797
Service	—	—	3,147	—
Class IR	2,540,399	289,889	49,120	23,196
Net asset value, offering and redemption price per share:(b)
Class A	$10.56	$7.21	$13.10	$7.96
Class B	—	—	12.67	—
Class C	10.54	7.04	12.55	7.86
Institutional	10.54	7.11	13.30	7.94
Service	—	—	13.18	—
Class IR	10.55	7.10	13.31	8.00

(a)	Includes loaned securities having a market value of $20,319,156 and $145,946 for the Structured Tax-Managed Equity Fund and Structured International Tax-Managed Equity, respectively.
(b)

Maximum public offering price per share for Class A shares of the U.S. Equity Dividend and Premium Fund, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds is $11.17, $7.63 and $13.86, $8.42, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	Structured Tax-Managed Equity Fund	Structured International Tax-Managed Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $23,490, $757,774, $10,293 and $286,857)	$18,718,739	$9,965,098	$3,728,239	$3,837,238
Securities lending income — affiliated issuer	—	—	304,934	130,817
Total investment income	18,718,739	9,965,098	4,033,173	3,968,055

Expenses:
Management fees	4,439,087	1,605,895	1,336,177	688,957
Distribution and Service fees(a)	459,485	28,316	88,332	12,427
Transfer Agent fees(a)	416,888	93,568	108,449	39,875
Custody, accounting and administrative services	60,119	126,287	32,909	70,859
Registration fees	48,688	31,240	51,233	35,380
Printing and mailing costs	47,215	20,483	19,941	18,886
Professional fees	44,282	33,176	46,776	42,453
Trustee fees	10,013	9,222	9,156	8,869
Service share fees — Service Plan	—	—	50	—
Service share fees — Shareholder Administration Plan	—	—	50	—
Other	12,949	7,906	10,566	7,268
Total expenses	5,538,726	1,956,093	1,703,639	924,974
Less — expense reductions	(68,756)	(75,586)	(206,142)	(172,279)
Net expenses	5,469,970	1,880,507	1,497,497	752,695
NET INVESTMENT INCOME	13,248,769	8,084,591	2,535,676	3,215,360

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	49,843,366	24,431,709	(3,120,190)	(10,144,157)
Futures contracts	2,544,104	453,124	2,210,018	(27,746)
Forward foreign currency exchange contracts	—	—	—	(26,447)
Foreign currency transactions	—	(578,196)	—	180,395
Written options	(23,341,154)	(6,128,079)	—	—
Net change in unrealized gain (loss) on:
Investments	85,970,581	(23,506,140)	52,256,158	13,749,791
Futures contracts	31,253	(78,823)	(421,782)	(55,603)
Forward foreign currency exchange contracts	—	—	—	446
Foreign currency translation	—	(138,740)	—	(101,016)
Written options	(2,769,779)	250,044	—	—
Net realized and unrealized gain (loss)	112,278,371	(5,295,101)	50,924,204	3,575,663
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,527,140	$2,789,490	$53,459,880	$6,791,023

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$199,844	$—	$259,641	$151,882	$—	$49,332	$193,725	$—	$21,949
International Equity Dividend and Premium	18,603	—	9,713	14,139	—	1,845	75,500	—	2,084
Structured Tax-Managed Equity	40,925	3,037	44,370	31,103	577	8,430	67,787	8	544
Structured International Tax-Managed Equity	12,260	—	167	9,317	—	32	30,434	—	92

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012
From operations:
Net investment income	$13,248,769	$29,474,160
Net realized gain (loss)	29,046,316	53,662,444
Net change in unrealized gain (loss)	83,232,055	12,717,605
Net increase in net assets resulting from operations	125,527,140	95,854,209

Distributions to shareholders:
From net investment income
Class A Shares	(1,547,564)	(3,355,936)
Class B Shares	—	—
Class C Shares	(330,558)	(658,283)
Institutional Shares	(11,491,735)	(25,086,206)
Service Shares	—	—
Class IR Shares	(269,093)	(431,612)
From net realized gains
Class A Shares	—	(7,111,148)
Class C Shares	—	(2,239,420)
Institutional Shares	—	(46,453,558)
Class IR Shares	—	(976,489)
Total distributions to shareholders	(13,638,950)	(86,312,652)

From share transactions:
Proceeds from sales of shares	226,653,037	575,881,173
Reinvestment of distributions	11,572,762	74,352,894
Cost of shares redeemed	(200,028,991)	(331,796,812)
Net increase (decrease) in net assets resulting from share transactions	38,196,808	318,437,255
TOTAL INCREASE (DECREASE)	150,084,998	327,978,812

Net assets:
Beginning of period	1,105,473,246	777,494,434
End of period	$1,255,558,244	$1,105,473,246
Undistributed (distributions in excess of) net investment income (loss)	$(12,687)	$377,494

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		Structured Tax-Managed Equity Fund		Structured International Tax-Managed Equity Fund
For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012	For the Six Months Ended June 30, 2013 (Unaudited)	For the Fiscal Year Ended December 31, 2012

$8,084,591	$10,802,941	$2,535,676	$5,017,357	$3,215,360	$3,808,562
18,178,558	(8,233,892)	(910,172)	53,314,012	(10,017,955)	17,668,650
(23,473,659)	45,186,054	51,834,376	(10,305,446)	13,593,618	2,586,424
2,789,490	47,755,103	53,459,880	48,025,923	6,791,023	24,063,636

(254,088)	(4,158,788)	—	(434,347)	—	(453,626)
—	—	—	(1,336)	—	—
(32,272)	(31,554)	—	(36,625)	—	(679)
(7,622,207)	(6,410,718)	—	(4,463,846)	—	(3,919,930)
—	—	—	(416)	—	—
(42,893)	(70,292)	—	(6,583)	—	(24)

—	(117,731)	—	—	—	—
—	(12,980)	—	—	—	—
—	(2,941,344)	—	—	—	—
—	(16,476)	—	—	—	—
(7,951,460)	(13,759,883)	—	(4,943,153)	—	(4,374,259)

63,534,076	349,510,707	93,059,523	95,171,403	45,465,649	47,480,065
7,678,068	13,353,842	—	4,905,467	—	4,371,275
(73,259,498)	(301,902,751)	(97,774,824)	(81,030,747)	(34,959,316)	(63,856,394)
(2,047,354)	60,961,798	(4,715,301)	19,046,123	10,506,333	(12,005,054)
(7,209,324)	94,957,018	48,744,579	62,128,893	17,297,356	7,684,323

384,860,324	289,903,306	349,652,243	287,523,350	149,706,848	142,022,525
$377,651,000	$384,860,324	$398,396,822	$349,652,243	$167,004,204	$149,706,848
$15,233	$(117,898)	$2,606,890	$71,214	$2,909,203	$(306,157)

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - A	$9.60	$0.10		$0.96	$1.06	$(0.10)	$—	$(0.10)
2013 - C	9.59	0.06		0.95	1.01	(0.06)	—	(0.06)
2013 - Institutional	9.58	0.12		0.96	1.08	(0.12)	—	(0.12)
2013 - IR	9.59	0.11		0.96	1.07	(0.11)	—	(0.11)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	9.39	0.25		0.71	0.96	(0.24)	(0.51)	(0.75)
2012 - C	9.38	0.18		0.71	0.89	(0.17)	(0.51)	(0.68)
2012 - Institutional	9.37	0.28		0.72	1.00	(0.28)	(0.51)	(0.79)
2012 - IR	9.38	0.29		0.70	0.99	(0.27)	(0.51)	(0.78)
2011 - A	9.38	0.18	(e)	0.27	0.45	(0.19)	(0.25)	(0.44)
2011 - C	9.38	0.11	(e)	0.27	0.38	(0.13)	(0.25)	(0.38)
2011 - Institutional	9.36	0.22	(e)	0.27	0.49	(0.23)	(0.25)	(0.48)
2011 - IR	9.38	0.21	(e)	0.26	0.47	(0.22)	(0.25)	(0.47)
2010 - A	8.29	0.16	(f)	1.08	1.24	(0.15)	—	(0.15)
2010 - C	8.29	0.13	(f)	1.05	1.18	(0.09)	—	(0.09)
2010 - Institutional	8.28	0.26	(f)	1.01	1.27	(0.19)	—	(0.19)
2010 - IR (Commenced August 31, 2010)	8.06	0.11	(f)	1.30	1.41	(0.09)	—	(0.09)
2009 - A	6.86	0.13		1.43	1.56	(0.13)	—	(0.13)
2009 - C	6.87	0.08		1.42	1.50	(0.08)	—	(0.08)
2009 - Institutional	6.85	0.17		1.42	1.59	(0.16)	—	(0.16)
2008 - A	10.34	0.19		(3.46)	(3.27)	(0.19)	(0.02)	(0.21)
2008 - C	10.35	0.12		(3.46)	(3.34)	(0.12)	(0.02)	(0.14)
2008 - Institutional	10.34	0.23		(3.47)	(3.24)	(0.23)	(0.02)	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(f)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.56% of average net assets.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.56	11.06%	$160,641	1.20	%(d)	1.21	%(d)	1.91	%(d)	52%
10.54	10.58	56,473	1.95	(d)	1.96	(d)	1.16	(d)	52
10.54	11.30	1,011,645	0.80	(d)	0.81	(d)	2.31	(d)	52
10.55	11.21	26,799	0.95	(d)	0.96	(d)	2.16	(d)	52

9.60	10.30	145,184	1.21		1.22		2.48		67
9.59	9.57	45,243	1.96		1.97		1.83		67
9.58	10.74	895,258	0.81		0.82		2.83		67
9.59	10.60	19,787	0.96		0.97		2.90		67
9.39	4.90	70,499	1.24		1.25		1.94	(e)	90
9.38	4.03	17,378	1.99		2.00		1.14	(e)	90
9.37	5.31	688,194	0.84		0.85		2.29	(e)	90
9.38	5.05	1,425	0.99		1.00		2.20	(e)	90
9.38	15.07	37,112	1.24		1.26		1.84	(f)	140
9.38	14.32	10,851	1.99		2.01		1.52	(f)	140
9.36	15.53	408,032	0.84		0.86		2.95	(f)	140
9.38	17.53	1	0.99	(d)	1.01	(d)	4.04	(d)(f)	140
8.29	23.03	139,340	1.24		1.30		1.85		125
8.29	21.93	9,540	1.99		2.05		1.10		125
8.28	23.55	147,446	0.84		0.90		2.30		125
6.86	(31.86)	115,172	1.24		1.29		2.12		61
6.87	(32.36)	8,577	1.99		2.04		1.37		61
6.85	(31.65)	75,190	0.84		0.89		2.62		61

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - A	$7.31	$0.14	(c)	$(0.11)	$0.03	$(0.13)	$—	$—	$(0.13)
2013 - C	7.15	0.12	(c)	(0.12)	— (d)	(0.11)	—	—	(0.11)
2013 - Institutional	7.21	0.15	(c)	(0.10)	0.05	(0.15)	—	—	(0.15)
2013 - IR	7.20	0.14	(c)	(0.10)	0.04	(0.14)	—	—	(0.14)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	6.60	0.16		0.78	0.94	(0.17)	(0.06)	—	(0.23)
2012 - C	6.47	0.13		0.74	0.87	(0.13)	(0.06)	—	(0.19)
2012 - Institutional	6.52	0.21		0.74	0.95	(0.20)	(0.06)	—	(0.26)
2012 - IR	6.52	0.26		0.67	0.93	(0.19)	(0.06)	—	(0.25)
2011 - A	8.17	0.21	(f)	(1.20)	(0.99)	(0.23)	(0.35)	—	(0.58)
2011 - C	8.02	0.16	(f)	(1.19)	(1.03)	(0.17)	(0.35)	—	(0.52)
2011 - Institutional	8.07	0.24	(f)	(1.18)	(0.94)	(0.26)	(0.35)	—	(0.61)
2011 - IR	8.06	0.24	(f)	(1.18)	(0.94)	(0.25)	(0.35)	—	(0.60)
2010 - A	7.86	0.16	(c)	0.41	0.57	(0.14)	(0.12)	—	(0.26)
2010 - C	7.73	0.10	(c)	0.41	0.51	(0.10)	(0.12)	—	(0.22)
2010 - Institutional	7.76	0.18	(c)	0.42	0.60	(0.17)	(0.12)	—	(0.29)
2010 - IR (Commenced August 31, 2010)	7.08	0.04	(c)	1.10	1.14	(0.04)	(0.12)	—	(0.16)
2009 - A	6.36	0.09	(c)	1.53	1.62	(0.12)	—	—	(0.12)
2009 - C	6.28	0.02	(c)	1.52	1.54	(0.09)	—	—	(0.09)
2009 - Institutional	6.30	0.14	(c)	1.47	1.61	(0.15)	—	—	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced January 31, 2008)	10.00	0.18	(c)	(3.55)	(3.37)	(0.21)	—	(0.06)	(0.27)
2008 - C (Commenced January 31, 2008)	10.00	0.15	(c)	(3.66)	(3.51)	(0.15)	—	(0.06)	(0.21)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.31	(c)	(3.73)	(3.42)	(0.22)	—	(0.06)	(0.28)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on average shares outstanding methodology.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from a corporate action which amounted to $0.01 per share and 0.13% of average net assets.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$7.21	0.47%	$13,376	1.33	%(e)	1.36	%(e)	3.68	%(e)	72%
7.04	0.00	2,090	2.08	(e)	2.12	(e)	3.19	(e)	72
7.11	0.68	360,127	0.93	(e)	0.97	(e)	4.10	(e)	72
7.10	0.61	2,058	1.08	(e)	1.11	(e)	3.90	(e)	72

7.31	14.48	14,952	1.30		1.37		3.51		60
7.15	13.71	1,640	2.05		2.11		1.99		60
7.21	14.93	366,136	0.90		0.95		2.68		60
7.20	14.56	2,133	1.05		1.10		4.06		60
6.60	(12.44)	171,063	1.30		1.38		2.74	(f)	51
6.47	(13.06)	1,502	2.05		2.13		1.87	(f)	51
6.52	(11.99)	116,023	0.90		0.98		3.17	(f)	51
6.52	(12.01)	1,315	1.05		1.13		0.54	(f)	51
8.17	7.59	158,348	1.30		1.45		2.06		41
8.02	6.81	1,342	2.05		2.20		1.28		41
8.07	8.10	97,651	0.90		1.05		2.38		41
8.06	16.12	1	1.05	(e)	1.20	(e)	1.48	(e)	41
7.86	26.17	67,681	1.30		2.09		1.23		98
7.73	25.12	894	2.05		2.84		0.28		98
7.76	26.06	35,883	0.90		1.69		2.07		98

6.36	(34.60)	9,673	1.30	(e)	3.50	(e)	2.71	(e)	130
6.28	(35.82)	23	2.05	(e)	4.25	(e)	2.20	(e)	130
6.30	(34.98)	12,275	0.90	(e)	3.10	(e)	4.05	(e)	130

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions to Shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - A	$11.38	$0.06		$1.66		$1.72	$—
2013 - B	11.05	0.02		1.60		1.62	—
2013 - C	10.95	0.01		1.59		1.60	—
2013 - Institutional	11.54	0.09		1.67		1.76	—
2013 - Service	11.46	0.06		1.66		1.72	—
2013 - IR	11.55	0.08		1.68		1.76	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	9.94	0.12		1.44	(e)	1.56	(0.12)
2012 - B	9.64	0.04		1.39	(e)	1.43	(0.02)
2012 - C	9.57	0.05		1.38	(e)	1.43	(0.05)
2012 - Institutional	10.08	0.18		1.46	(e)	1.64	(0.18)
2012 - Service	10.01	0.12		1.45	(e)	1.57	(0.12)
2012 - IR	10.09	0.16		1.46	(e)	1.62	(0.16)
2011 - A	9.73	0.09	(f)	0.20		0.29	(0.08)
2011 - B	9.44	0.01	(f)	0.21		0.22	(0.02)
2011 - C	9.39	0.01	(f)	0.20		0.21	(0.03)
2011 - Institutional	9.89	0.13	(f)	0.21		0.34	(0.15)
2011 - Service	9.81	0.07	(f)	0.22		0.29	(0.09)
2011 - IR	9.89	0.10	(f)	0.23		0.33	(0.13)
2010 - A	8.64	0.08		1.08		1.16	(0.07)
2010 - B	8.38	0.01		1.05		1.06	—
2010 - C	8.33	0.01		1.05		1.06	—
2010 - Institutional	8.78	0.11		1.11		1.22	(0.11)
2010 - Service	8.72	0.07		1.09		1.16	(0.07)
2010 - IR (Commenced August 31, 2010)	8.18	0.03		1.78		1.81	(0.10)
2009 - A	7.20	0.09	(g)	1.45		1.54	(0.10)
2009 - B	6.97	0.04	(g)	1.39		1.43	(0.02)
2009 - C	6.94	0.04	(g)	1.39		1.43	(0.04)
2009 - Institutional	7.31	0.14	(g)	1.47		1.61	(0.14)
2009 - Service	7.26	0.09	(g)	1.46		1.55	(0.09)
2008 - A	11.50	0.08		(4.31)		(4.23)	(0.07)
2008 - B	11.10	—	(h)	(4.13)		(4.13)	—
2008 - C	11.06	0.01		(4.13)		(4.12)	—
2008 - Institutional	11.69	0.12		(4.38)		(4.26)	(0.12)
2008 - Service	11.49	0.06		(4.29)		(4.23)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 15.49%, 14.74%, 14.68%, 15.92%, 15.36% and 15.80%, respectively.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.01% of average net assets.
(h)	Amount is less than $0.005 per share.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$13.10	15.11%		$30,185	1.12	%(d)	1.23	%(d)	1.00	%(d)	65%
12.67	14.66		595	1.87	(d)	1.98	(d)	0.25	(d)	65
12.55	14.61		9,078	1.87	(d)	1.98	(d)	0.25	(d)	65
13.30	15.35		357,844	0.72	(d)	0.83	(d)	1.39	(d)	65
13.18	15.11		41	1.22	(d)	1.33	(d)	0.90	(d)	65
13.31	15.24		654	0.87	(d)	0.98	(d)	1.23	(d)	65

11.38	15.69	(e)	35,890	1.09		1.23		1.13		184
11.05	14.95	(e)	584	1.84		1.98		0.35		184
10.95	14.89	(e)	8,228	1.84		1.97		0.44		184
11.54	16.12	(e)	304,435	0.69		0.82		1.65		184
11.46	15.56	(e)	40	1.19		1.32		1.11		184
11.55	16.01	(e)	476	0.84		0.97		1.42		184
9.94	3.02		51,064	1.09		1.24		0.85	(f)	99
9.64	2.18		895	1.84		1.99		0.12	(f)	99
9.57	2.22		7,964	1.84		1.99		0.14	(f)	99
10.08	3.43		227,070	0.69		0.84		1.31	(f)	99
10.01	2.92		36	1.19		1.34		0.72	(f)	99
10.09	3.35		494	0.84		0.99		1.01	(f)	99
9.73	13.46		91,857	1.09		1.25		0.82		200
9.44	12.65		1,539	1.84		2.00		0.08		200
9.39	12.59		9,484	1.84		2.00		0.07		200
9.89	14.04		200,795	0.69		0.85		1.22		200
9.81	13.34		59	1.19		1.35		0.69		200
9.89	22.18		1	0.84	(d)	1.00	(d)	0.97	(d)	200
8.64	21.43		90,909	1.09		1.28		1.37	(g)	352
8.38	20.48		2,259	1.84		2.03		0.62	(g)	352
8.33	20.56		10,887	1.84		2.03		0.63	(g)	352
8.78	21.90		133,016	0.69		0.88		1.88	(g)	352
8.72	21.41		48	1.19		1.38		1.28	(g)	352
7.20	(36.66)		112,426	1.09		1.27		0.81		153
6.97	(37.13)		5,169	1.84		2.02		(0.02)		153
6.94	(37.08)		13,977	1.84		2.02		0.06		153
7.31	(36.34)		67,367	0.69		0.87		1.27		153
7.26	(36.74)		55	1.19		1.37		0.57		153

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2013 - A	$7.62	$0.09	(c)	$0.25	$0.34	$—
2013 - C	7.55	0.11	(c)	0.20	0.31	—
2013 - Institutional	7.59	0.16	(c)	0.19	0.35	—
2013 - IR	7.66	0.23	(c)	0.11	0.34	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2012 - A	6.65	0.17	(c)	0.98	1.15	(0.18)
2012 - C	6.64	0.11	(c)	0.96	1.07	(0.16)
2012 - Institutional	6.64	0.19	(c)	0.98	1.17	(0.22)
2012 - IR	6.64	0.35	(c)	0.82	1.17	(0.15)
2011 - A	7.90	0.20	(c)(e)	(1.25)	(1.05)	(0.20)
2011 - C	7.88	0.13	(c)(e)	(1.23)	(1.10)	(0.14)
2011 - Institutional	7.90	0.21	(c)(e)	(1.23)	(1.02)	(0.24)
2011 - IR	7.90	0.20	(c)(e)	(1.24)	(1.04)	(0.22)
2010 - A	7.40	0.13	(c)	0.51	0.64	(0.14)
2010 - C	7.39	0.08	(c)	0.50	0.58	(0.09)
2010 - Institutional	7.39	0.15	(c)	0.53	0.68	(0.17)
2010 - IR (Commenced August 31, 2010)	6.82	0.03	(c)	1.21	1.24	(0.16)
2009 - A	6.07	0.13	(c)	1.32	1.45	(0.12)
2009 - C	6.06	0.09	(c)	1.31	1.40	(0.07)
2009 - Institutional	6.06	0.15	(c)	1.33	1.48	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced January 31, 2008)	10.00	0.17		(3.93)	(3.76)	(0.17)
2008 - C (Commenced January 31, 2008)	10.00	0.13		(3.94)	(3.81)	(0.13)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.19		(3.94)	(3.75)	(0.19)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Annualized.
(e)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.16% of average net assets.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(b)

$7.96	4.46%	$3,730	1.28	%(d)	1.53	%(d)	2.27	%(d)	54%
7.86	4.11	33	2.05	(d)	2.27	(d)	2.90	(d)	54
7.94	4.61	163,056	0.91	(d)	1.12	(d)	4.07	(d)	54
8.00	4.44	186	1.09	(d)	1.24	(d)	5.71	(d)	54

7.62	17.25	15,384	1.26		1.59		2.44		182
7.55	16.20	32	2.01		2.30		1.52		182
7.59	17.71	134,290	0.86		1.17		2.69		182
7.66	17.68	1	1.02		1.36		5.14		182
6.65	(13.33)	40,837	1.26		1.57		2.60	(e)	88
6.64	(13.88)	19	2.01		2.32		1.72	(e)	88
6.64	(12.92)	101,165	0.86		1.17		2.81	(e)	88
6.64	(13.11)	1	1.01		1.32		2.68	(e)	88
7.90	8.64	75,854	1.26		1.56		1.75		70
7.88	7.89	24	2.01		2.31		1.05		70
7.90	9.17	85,604	0.86		1.16		2.12		70
7.90	18.21	1	1.01	(d)	1.31	(d)	1.26	(d)	70
7.40	23.98	77,469	1.26		1.67		2.00		101
7.39	23.13	8	2.01		2.42		1.38		101
7.39	24.47	53,159	0.86		1.27		2.24		101

6.07	(37.56)	71,917	1.26	(d)	1.80	(d)	2.53	(d)	243
6.06	(38.02)	8	2.01	(d)	2.55	(d)	1.83	(d)	243
6.06	(37.40)	17,652	0.86	(d)	1.40	(d)	2.05	(d)	243

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

June 30, 2013 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured International Tax-Managed Equity	A, C, Institutional and IR	Diversified
Structured Tax-Managed Equity	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
Structured Tax-Managed Equity Structured International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.   Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2013:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$1,233,271,773	$—		$—

Derivative Type
Assets(a)
Futures Contracts	$51,409	$—		$—
Liabilities
Written Options	$(14,517,600)	$—		$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$—		$—
Other	29,624,276	340,431,015	(b)	—

Derivative Type
Assets(a)
Futures Contracts	$110,392	$—		$—
Liabilities
Futures Contracts(a)	$(184,423)	$—		$—
Written Options	(5,555,179)	—		—
Total	$(5,739,602)	$—		$—

STRUCTURED TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$382,513,939	$—		$—
Securities Lending Reinvestment Vehicle	20,804,975	—		—
Total	$403,318,914	$—		$—

Derivative Type
Liabilities(a)
Futures Contracts	$(308,922)	$—		$—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$426,209	(b)	$—
Other	6,268,407	149,702,325	(b)	—
Securities Lending reinvestment Vehicle	154,577	—
Total	$6,422,984	$150,128,534		$—

Derivative Type
Assets(a)
Futures Contracts	$46,459	$—		$—
Liabilities(a)
Futures Contracts	$(89,836)	$—		$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2013. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	Receivable for unrealized gain on futures variation margin	$51,409	Payable for written options, at value	$(14,517,600)
International Equity Dividend and Premium	Equity	Receivable for unrealized gain on futures variation margin	110,392	Payable for unrealized loss on futures variation margin, Payable for written options, at value	(5,739,602)	(a)
Structured Tax-Managed Equity	Equity	—	—	Payable for unrealized loss on futures variation margin	(308,922)	(a)
Structured International Tax-Managed Equity	Equity	Receivable for unrealized gain on futures variation margin	46,459	Payable for unrealized loss on futures variation margin	(89,836)	(a)
Total			$208,260		$(20,655,960)

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(20,797,050)	$(2,738,526)	3,415
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(5,674,955)	171,221	3,173
Structured Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,210,018	$(421,782)	131

Structured International Tax-Managed Equity	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(27,746)	$(55,603)	107
	Currency	Net realized gain (loss) from forward foreign currency exchange contract/Net change in unrealized gain (loss) on forward foreign currency exchange	(26,447)	446	1
Total			(54,193)	(55,157)	108
(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2013.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period. Since these amended principles require additional disclosures concerning offsetting and related arrangements, adoption did not affect the Funds’ financial condition or result of operations.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post additional collateral to the counterparty in the form of initial margin, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Funds' net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2013:

U.S. EQUITY DIVIDEND AND PREMIUM Offsetting of Derivatives Liabilities:
Derivatives	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Over the Counter:
Written Options	$14,517,600	$—	$14,517,600
Exchange Traded:
Futures Contracts	147,217	—	147,217
Total	$14,664,817	$—	$14,664,817

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Derivative Liabilities and Collateral Pledged by Counterparty:
		Gross Amounts Available for Offset but Not Netted in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount(1)
Goldman Sachs & Co.	$14,517,600	$(14,517,600)	$—	$—
Goldman Sachs & Co.*	147,217	(147,217)	—	—
Total	$14,664,817	$(14,664,817)	$—	$—

*	Exchange Traded Futures — Goldman Sachs & Co. as Futures Commission Merchant
(1)	Net amount represents the net amount due to the counterparty in the event of a default based on the contractual set-off rights under the agreement.

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM Offsetting of Derivatives Liabilities:
Derivatives	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Over the Counter:
Written Options	$5,555,179	$—	$5,555,179
Exchange Traded:
Futures Contracts	6,549	—	6,549
Total	$5,561,728	$—	$5,561,728

Derivative Liabilities and Collateral Pledged by Counterparty:
		Gross Amounts Available for Offset but Not Netted in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount(1)
Goldman Sachs & Co.	$5,555,179	$(5,555,179)	$—	$—
Goldman Sachs & Co.*	6,549	(6,549)	—	—
Total	$5,561,728	$(5,561,728)	$—	$—

*	Exchange Traded Futures — Goldman Sachs & Co. as Futures Commission Merchant
(1)	Net amount represents the net amount due to the counterparty in the event of a default based on the contractual set-off rights under the agreement.

STRUCTURED TAX-MANAGED EQUITY Offsetting of Derivatives Liabilities:
Derivatives	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Exchange Traded:
Futures Contracts	$47,425	$—	$47,425

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Derivative Liabilities and Collateral Pledged by Counterparty:
		Gross Amounts Available for Offset but Not Netted in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount(1)
Goldman Sachs & Co.*	$47,425	$(47,425)	$—	$—

*	Exchange Traded Futures — Goldman Sachs & Co. as Futures Commission Merchant
(1)	Net amount represents the net amount due to the counterparty in the event of a default based on the contractual set-off rights under the agreement.

STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY Offsetting of Derivatives Liabilities:
Derivatives	Gross Amount of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Exchange Traded:
Futures Contracts	$73,861	$—	$73,861

Derivative Liabilities and Collateral Pledged by Counterparty:
		Gross Amounts Available for Offset but Not Netted in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount(1)
Goldman Sachs & Co.*	$73,861	$(73,861)	$—	$—

*	Exchange Traded Futures — Goldman Sachs & Co. as Futures Commission Merchant
(1)	Net amount represents the net amount due to the counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2013, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.74%	0.74%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
Structured Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.67	*
Structured International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.82	*

*	GSAM waived a portion of its management fees equal to 0.04% of the average daily net assets of the Structured International Tax-Managed Equity Fund and 0.05% of the Structured Tax-Managed Equity Fund. These waivers have been discontinued effective April 30, 2013.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the six months ended June 30, 2013, Goldman Sachs advised that it retained front end sales charges of $19,185, $1,677, $1,612 and $379 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively. Goldman Sachs retained $2 of contingent deferred sales charges for the Structured Tax-Managed Equity Fund.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C and Class IR Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting, and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds are 0.014%, 0.124%, 0.044% and 0.094%, respectively. Prior to April 30, 2013, the Other Expense limitations for U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were 0.054%, 0.054%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$—	$52,547	$16,209	$68,756
International Equity Dividend and Premium	—	74,233	1,353	75,586
Structured Tax-Managed Equity	62,506	136,581	7,055	206,142
Structured International Tax-Managed Equity	21,264	150,070	945	172,279

As of June 30, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
U.S. Equity Dividend and Premium	$760,417	$79,900	$71,710	$912,027
International Equity Dividend and Premium	258,224	4,703	15,040	277,967
Structured Tax-Managed Equity	227,113	14,321	18,022	259,456
Structured International Tax-Managed Equity	114,336	816	5,880	121,032

G.  Line of Credit Facility — As of June 30, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the six months ended June 30, 2013, Goldman Sachs earned $2,543, $11,690, $2,267, and $3,940 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.

On October 1, 2012, GSAM reimbursed the Structured Tax-Managed Equity Fund in the amount of $709,713 to rectify a data issue in its portfolio management decision making process.

As of June 30, 2013, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	9%	—%
International Equity Dividend and Premium	15	—
Structured Tax-Managed Equity	—	86
Structured International Tax-Managed Equity	—	87

As of June 30, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of 26% of the Class C Shares of the Structured International Tax-Managed Equity Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2013, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$612,345,150	$616,527,608
International Equity Dividend and Premium	282,895,919	298,680,500
Structured Tax-Managed Equity	234,519,835	234,762,080
Structured International Tax-Managed Equity	86,804,011	84,365,268

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

7. SECURITIES LENDING (continued)

securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statement of Operations.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by GSAL to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, GSAL indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to an exclusion for any shortfalls resulting from a loss of value in the cash collateral pool due to reinvestment risk and a requirement that the Funds agree to assign rights to the collateral to GSAL for purpose of using the collateral to cover purchase of replacement securities as more fully described in the Securities Lending Agency Agreement.

At June 30, 2013, the Funds’ loaned securities were all subject to enforceable Securities Lending Agreements. Securities lending transactions on a net basis were as follows:

Securities Lending Transactions	STRUCTURED TAX-MANAGED EQUITY	STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY
Total gross amount presented in Statements of Assets and Liabilities	$20,319,156	$145,946
Cash Collateral offsetting(1)	(20,319,156)	(145,946)
Net Amount(2)	$—	$—

(1)	At June 30, 2013 the value of the collateral received from each borrower exceeded the value of the related securities on loan.
(2)	Net amount represents the net amount due from the borrower or GSAL in the event of a default based on the contractual set-off rights under the agreement.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2013, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended June 30, 2013		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2013
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Structured Tax-Managed Equity	$34,210	$59,804	$3,012,050
Structured International Tax-Managed Equity	14,526	11,916	—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended June 30, 2013:

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
Structured Tax-Managed Equity	11,054,335	95,952,532	(86,201,892)	20,804,975	$20,804,975
Structured International Tax-Managed Equity	1,198,865	45,759,856	(46,804,144)	154,577	154,577

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2012, the Funds’ capital loss carryforwards and certain timing differences on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Capital loss carryforwards:(1)
Expiring 2016	$—	$—	$—	$(2,082,427)
Expiring 2017	—	—	—	(31,387,420)
Perpetual Long-term	—	(2,392,420)	—	—
Perpetual Short-term	—	(5,296,739)	—	—
Total capital loss carryforwards	$—	$(7,689,159)	$—	$(33,469,847)
Timing differences (Qualified late year loss and straddle loss deferrals)	$6,273	$(326,711)	$—	$—

(1)	With the exception of perpetual capital loss carryforwards, expiration occurs on December 31 of the year indicated.

As of June 30, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax- Managed Equity	Structured International Tax-Managed Equity
Tax cost	$1,172,024,264	$410,563,054	$354,902,072	$141,692,707
Gross unrealized gain	103,617,509	7,218,461	51,062,730	17,420,835
Gross unrealized loss	(42,370,000)	(47,726,224)	(2,645,888)	(2,562,024)
Net unrealized security gain (loss)	$61,247,509	$(40,507,763)	$48,416,842	$14,858,811

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of passive foreign investment companies.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,817,680	$38,983,190	13,471,135	$134,360,217
Reinvestment of distributions	139,767	1,455,722	1,026,012	9,855,934
Shares redeemed	(3,863,020)	(39,825,139)	(6,886,184)	(68,404,056)
	94,427	613,773	7,610,963	75,812,095
Class C Shares
Shares sold	1,088,105	11,117,759	3,213,883	31,979,521
Reinvestment of distributions	23,305	242,329	216,786	2,070,256
Shares redeemed	(472,542)	(4,870,257)	(564,308)	(5,563,935)
	638,868	6,489,831	2,866,361	28,485,842
Institutional Shares
Shares sold	16,545,599	169,650,051	39,336,120	389,519,502
Reinvestment of distributions	924,315	9,608,480	6,362,691	61,034,070
Shares redeemed	(14,889,236)	(153,121,999)	(25,712,076)	(255,438,956)
	2,580,678	26,136,532	19,986,735	195,114,616
Class IR Shares
Shares sold	670,424	6,902,037	2,004,655	20,021,933
Reinvestment of distributions	25,552	266,231	145,320	1,392,634
Shares redeemed	(218,102)	(2,211,596)	(239,274)	(2,389,865)
	477,874	4,956,672	1,910,701	19,024,702
NET INCREASE	3,791,847	$38,196,808	32,374,760	$318,437,255

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	364,268	$2,734,840	9,590,418	$67,117,434
Reinvestment of distributions	34,660	252,604	647,277	4,266,924
Shares redeemed	(588,093)	(4,407,544)	(34,123,936)	(220,819,168)
	(189,165)	(1,420,100)	(23,886,241)	(149,434,810)
Class C Shares
Shares sold	67,095	488,516	28,724	200,563
Reinvestment of distributions	4,539	32,272	6,698	44,294
Shares redeemed	(4,179)	(30,891)	(38,279)	(246,289)
	67,455	489,897	(2,857)	(1,432)
Institutional Shares
Shares sold	8,098,075	59,969,638	42,705,998	275,961,348
Reinvestment of distributions	1,022,322	7,350,299	1,323,372	8,970,362
Shares redeemed	(9,218,831)	(68,395,611)	(11,076,408)	(75,542,019)
	(98,434)	(1,075,674)	32,952,962	209,389,691
Class IR Shares
Shares sold	46,155	341,082	894,625	6,231,362
Reinvestment of distributions	5,973	42,893	10,550	72,262
Shares redeemed	(58,392)	(425,452)	(810,700)	(5,295,275)
	(6,264)	(41,477)	94,475	1,008,349
NET INCREASE (DECREASE)	(226,408)	$(2,047,354)	9,158,339	$60,961,798

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	206,416	$2,706,515	317,155	$3,534,598
Shares converted from Class B(a)	333	4,408	4,978	56,343
Reinvestment of distributions	—	—	36,190	406,774
Shares redeemed	(1,055,401)	(13,173,693)	(2,344,011)	(26,046,567)
	(848,652)	(10,462,770)	(1,985,688)	(22,048,852)
Class B Shares
Shares sold	1,195	14,661	155	1,652
Shares converted to Class A(a)	(344)	(4,408)	(5,150)	(56,343)
Reinvestment of distributions	—	—	85	923
Shares redeemed	(6,730)	(82,407)	(35,112)	(371,401)
	(5,879)	(72,154)	(40,022)	(425,169)
Class C Shares
Shares sold	11,722	139,802	15,165	159,600
Reinvestment of distributions	—	—	3,081	33,308
Shares redeemed	(40,030)	(487,697)	(99,031)	(1,039,097)
	(28,308)	(347,895)	(80,785)	(846,189)
Institutional Shares
Shares sold	7,090,389	90,059,425	8,201,347	91,440,764
Reinvestment of distributions	—	—	391,349	4,457,463
Shares redeemed	(6,575,040)	(83,989,299)	(4,736,794)	(53,441,011)
	515,349	6,070,126	3,855,902	42,457,216
Service Shares
Shares sold	—	—	9	100
Reinvestment of distributions	—	—	37	416
Shares redeemed	(328)	(3,902)	(199)	(2,101)
	(328)	(3,902)	(153)	(1,585)
Class IR Shares
Shares sold	10,908	139,120	3,049	34,689
Reinvestment of distributions	—	—	577	6,583
Shares redeemed	(2,982)	(37,826)	(11,427)	(130,570)
	7,926	101,294	(7,801)	(89,298)
NET INCREASE (DECREASE)	(359,892)	$(4,715,301)	1,741,453	$19,046,123

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2013 (Unaudited)		For the Fiscal Year Ended December 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	396,493	$3,064,438	793,411	$5,749,953
Reinvestment of distributions	—	—	60,734	450,642
Shares redeemed	(1,945,431)	(15,496,853)	(4,973,782)	(35,206,763)
	(1,548,938)	$(12,432,415)	(4,119,637)	$(29,006,168)
Class C Shares
Shares sold	12	100	1,319	9,600
Reinvestment of distributions	—	—	92	679
Shares redeemed	(28)	(223)	(91)	(606)
	(16)	(123)	1,320	9,673
Institutional Shares
Shares sold	5,300,838	42,216,093	5,883,620	41,704,588
Reinvestment of distributions	—	—	531,156	3,919,930
Shares redeemed	(2,455,307)	(19,462,240)	(3,953,046)	(28,634,393)
	2,845,531	22,753,853	2,461,730	16,990,125
Class IR Shares
Shares sold	23,038	185,018	2,135	15,924
Reinvestment of distributions	—	—	3	24
Shares redeemed	—	—	(2,135)	(14,632)
	23,038	185,018	3	1,316
NET INCREASE (DECREASE)	1,319,615	$10,506,333	(1,656,584)	$(12,005,054)

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 through June 30, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				Structured Tax-Managed Equity Fund				Structured International Tax-Managed Equity Fund
Share Class	Beginning Account Value 1/1/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*	Beginning Account Value 1/1/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*	Beginning Account Value 1/1/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*	Beginning Account Value 1/1/13	Ending Account Value 6/30/13		Expenses Paid for the 6 Months Ended 6/30/13*
Class A
Actual	$1,000	$1,110.60		$6.28	$1,000	$1,004.70		$6.61	$1,000	$1,151.10		$5.97	$1,000	$1,044.60		$6.49
Hypothetical 5% return	1,000	1,018.84	+	6.01	1,000	1,018.20	+	6.66	1,000	1,019.24	+	5.61	1,000	1,018.45	+	6.41
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,146.60		9.95	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.52	+	9.35	N/A	N/A		N/A
Class C
Actual	1,000	1,105.80		10.18	1,000	1,000.00		10.31	1,000	1,146.10		9.95	1,000	1,041.10		10.37
Hypothetical 5% return	1,000	1,015.12	+	9.74	1,000	1,014.48	+	10.39	1,000	1,015.52	+	9.35	1,000	1,014.63	+	10.24
Institutional
Actual	1,000	1,113.00		4.19	1,000	1,006.80		4.63	1,000	1,153.50		3.84	1,000	1,046.10		4.62
Hypothetical 5% return	1,000	1,020.83	+	4.01	1,000	1,020.18	+	4.66	1,000	1,021.22	+	3.61	1,000	1,020.28	+	4.56
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,151.10		6.51	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.74	+	6.11	N/A	N/A		N/A
Class IR
Actual	1,000	1,112.10		4.98	1,000	1,006.10		5.37	1,000	1,152.40		4.64	1,000	1,044.40		5.53
Hypothetical 5% return	1,000	1,020.08	+	4.76	1,000	1,019.44	+	5.41	1,000	1,020.48	+	4.36	1,000	1,019.39	+	5.46

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.20%	N/A	1.95%	0.80%	N/A	0.95%
International Equity Dividend and Premium	1.33	N/A	2.08	0.93	N/A	1.08
Structured Tax-Managed Equity	1.12	1.87%	1.87	0.72	1.22%	0.87
Structured International Tax-Managed Equity	1.28	N/A	2.05	0.91	N/A	1.09

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity Dividend and Premium, Goldman Sachs Structured International Tax-Managed Equity, Goldman Sachs Structured Tax-Managed Equity and Goldman Sachs U.S. Equity Dividend and Premium Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (i.e., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (i.e., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (i.e., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to limit certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured Tax-Managed Equity Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2013. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the International Equity Dividend and Premium Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the five-year period, in the third quartile for the three-year period, and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. The Trustees also observed that the Structured International Tax-Managed Equity Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013. They noted that the Structured Tax-Managed Equity Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2013. They noted that the U.S. Equity Dividend and Premium Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2013.

The Trustees noted that the U.S. Equity Dividend and Premium and the International Equity Dividend and Premium Funds had certain significant differences from their peer groups and benchmark indexes that caused the peer groups and benchmark indexes to be imperfect bases for performance comparison. They noted the addition of certain key hires in 2011 to the senior management of the Funds’ portfolio management team, as well as ongoing efforts to further enhance the portfolio management team’s investment models.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Dividend and Premium Fund	Structured International Tax-Managed Equity Fund	Structured Tax-Managed Equity Fund	U.S. Equity Dividend and Premium Fund
First $1 billion	0.81%	0.85%	0.70%	0.75%
Next $1 billion	0.73	0.77	0.63	0.68
Next $3 billion	0.69	0.73	0.60	0.65
Next $3 billion	0.68	0.72	0.59	0.64
Over $8 billion	0.67	0.71	0.58	0.63

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the U.S. Equity Dividend and Premium Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (i.e., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2014.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $739.4 billion in assets under management as of June 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline L. Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of June 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 107274.MF.MED.TMPL/8/2013 TAXADVSAR13/14.4K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 13, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 13, 2013

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	August 14, 2013